UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant
☒

Filed by a Party other than the Registrant
☐

Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material under § 240.14a-12

XPAC ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

XPAC ACQUISITION CORP.
A Cayman Islands Exempted Company
55 West 46 Street, 30th Floor
New York, NY 10036, United States
NOTICE OF EXTRAORDINARY GENERAL MEETING OF
XPAC ACQUISITION CORP.
To Be Held at 9.30 a.m., Eastern Time, on July 27, 2023
TO THE SHAREHOLDERS OF XPAC ACQUISITION CORP.:
You are cordially invited to attend the extraordinary general meeting of XPAC Acquisition Corp., a Cayman Islands exempted company (“we,” “us,” “our,” “XPAC” or the “Company”), which will be held on July 27, 2023, at 9.30 a.m., Eastern Time, at the offices of XPAC, located at 55 West 46 Street, 30th Floor, New York, NY 10036, United States, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).
The Shareholder Meeting will be conducted via live webcast, but the physical location of the Shareholder Meeting will remain at the location specified above for the purposes of our amended and restated memorandum and articles of association (the “Articles”). You will be able to attend the Shareholder Meeting online, vote and submit your questions during the Shareholder Meeting and you are able to vote prior to the Shareholder Meeting, in each case by visiting https://www.cstproxy.com/xpacaquisition/2023.
The attached notice of the Shareholder Meeting and proxy statement describe the business XPAC will conduct at the Shareholder Meeting and provide information about XPAC that you should consider when you vote your shares. As more fully described in the attached proxy statement, which is dated July 10, 2023, and is first being mailed to shareholders on or about that date, the Shareholder Meeting will be held for the purpose of considering and voting on the following proposals:
1.
Proposal No. 1 — The Extension Amendment Proposal — A proposal (the “Extension Amendment Proposal”) to amend, by way of special resolution, XPAC’s Articles, as set forth in Annex A of the accompanying proxy statement to extend the date (the “Termination Date”) by which XPAC has to consummate a Business Combination (as defined below) (the “Extension Amendment” and such proposal, the “Extension Amendment Proposal”) from August 3, 2023 (the date which is 24 months from the closing date of XPAC’s initial public offering (the “IPO”) (the “Original Termination Date”) on a monthly basis for up to twelve times by an additional one month each time after the Original Termination Date, by resolution of XPAC’s board of directors (the “Board”), up to August 3, 2024 (the date which is 36 months from the closing date of the XPAC’s IPO) (the “Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Board;

2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — To amend, by way of special resolution, the XPAC’s Articles, as provided by the second resolution in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that XPAC shall not redeem XPAC’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”) included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause XPAC’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow XPAC to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.
Proposal No. 3 — The Name Change Amendment Proposal — To amend, by way of special resolution, XPAC’s Articles, as provided by the third resolution in the form set forth in Annex A to the accompanying proxy statement (the “Name Change Amendment” and such proposal, the

“Name Change Amendment Proposal”) to change the name of XPAC from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”;
4.
Proposal No. 4 — Letter Agreement Amendment Proposal — To amend, by way of ordinary resolution, the Letter Agreement, dated July 29, 2021, by and among XPAC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), the officers and directors of XPAC and XPAC (the “Letter Agreement”), to allow the Sponsor to transfer its holdings in XPAC, directly or indirectly, to J. Streicher Holdings, LLC or its affiliates prior to the expiration of the applicable lock-up (the “Letter Agreement Amendment” and such proposal, the “Letter Agreement Amendment Proposal”). A copy of the Letter Agreement Amendment is set forth in Annex B to the accompanying proxy statement; and

5.
Proposal No. 5 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, or sine die, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal or the Letter Agreement Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that XPAC would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC (“Nasdaq”), or (iii) if XPAC determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.
The primary purpose of the Extension Amendment Proposal is to allow XPAC additional time to consummate an initial business combination (a “Business Combination”). You are not being asked to vote on a Business Combination at this time.
The Articles provide that XPAC has until August 3, 2023 to consummate a Business Combination. The Board has determined that it is in the best interests of XPAC to seek an extension of the Original Termination Date and have XPAC’s shareholders approve the Extension Amendment Proposal to allow for a period of additional time to consummate a Business Combination. Without the Extension Amendment, XPAC believes that it will not be able to consummate a Business Combination on or before the Original Termination Date. If that were to occur, XPAC would be precluded from completing a Business Combination and would be forced to liquidate.
On July 10, 2023, J. Streicher Holdings, LLC (the “New Sponsor”), XPAC and the Sponsor entered into a purchase and sponsor handover agreement (the “Purchase and Sponsor Handover Agreement”). Pursuant to the Purchase and Sponsor Handover Agreement, subject to satisfaction of certain conditions, (i) the Sponsor agreed to sell, and the New Sponsor agreed to purchase, 4,400,283 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares,” and together with the Class A Ordinary Shares, the “Ordinary Shares”) and 4,261,485 Private Placement Warrants (as defined below) to acquire 4,261,485 Class A Ordinary Shares held by the Sponsor, for a total purchase price of $250,000, and (ii) the New Sponsor agreed to become the Sponsor of XPAC (together, the “Sponsor Handover”). The New Sponsor has also agreed to reimburse the Sponsor for $25,000 of legal fees and other expenses incurred by the Sponsor in connection with the transactions contemplated by the Purchase and Sponsor Handover Agreement. A copy of the Purchase and Sponsor Handover Agreement has been filed as an exhibit to the Current Report on Form 8-K filed by XPAC on July 10, 2023.
As a condition to consummation of the Sponsor Handover, new Board members and a new management team for XPAC would be appointed by the existing Board and the existing Board members and the existing management team would resign (the “Director and Management Handover”), which would be effective upon consummation of the Sponsor Handover or as soon as possible thereafter.

Pursuant to the terms of the Purchase and Sponsor Handover Agreement, the New Sponsor agreed, among other things, to (i) join as a party to the Letter Agreement, (ii) at its own cost and expense to (a) extend the term of the existing directors’ and officers’ liability insurance policy for the coverage period ending no earlier than August 15, 2024, and (b) prior to a Business Combination, obtain commercially reasonable run-off or “tail” directors’ and officers’ liability insurance policy coverage, including for the benefit of the Sponsor and the directors and officers of XPAC that are party to the Letter Agreement, (iii) indemnify and hold harmless the Sponsor on terms that are the same as the indemnity agreements entered into between XPAC and the indemnitees in connection with the IPO, and, if requested by the Sponsor or any other indemnitee, XPAC and the New Sponsor shall assume the defense of any relevant claims or proceedings, and (iv) procure that, in connection with any Business Combination entered into by XPAC, the Sponsor and the independent directors of XPAC (as of the date of this proxy statement) shall have the benefit of demand, piggyback and shelf registration rights with respect to any securities of XPAC (or any successor company following a Business Combination) that are owned by the Sponsor or such independent directors on terms that are at least equal to those granted to the New Sponsor or any PIPE investors in connection with such Business Combination. In addition, pursuant to the terms of the Purchase and Sponsor Handover Agreement, (i) each of the parties thereto agreed, among other things, that the provisions of each of the indemnity agreements dated July 29, 2021 entered into between the XPAC and each of the directors and officers of XPAC shall remain in full force and effect notwithstanding any resignation of the directors and officers of XPAC, and (ii) XPAC and the New Sponsor agreed to release the directors and officers of XPAC (as of the date of this proxy statement) and the Sponsor from any and all claims relating to XPAC that accrued or may have accrued prior to consummation of the Sponsor Handover.
The Purchase and Sponsor Handover Agreement provides that consummation of the Sponsor Handover is conditional on, among other things, (i) approval of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal, (ii) the New Sponsor joining as a party to the Letter Agreement, (iii) the Director and Management Handover, and (iv) the New Sponsor, at its own cost and expense, having extended the term of the existing directors’ and officers’ liability insurance policy for the coverage period ending no earlier than August 15, 2024. There can be no assurance that the conditions to the consummation of the Sponsor Handover will be satisfied or that the Sponsor Handover will be consummated.
The Sponsor, the Board and XPAC’s management team believe that shareholders of XPAC will benefit from the Sponsor Handover as the Sponsor Handover, together with the extension of the Original Termination Date, would provide XPAC with additional time to consummate a Business Combination.
Based on 21,961,131 Class A Ordinary Shares and 5,490,283 Class B Ordinary Shares outstanding on the date of this proxy statement (which does not take into account any Public Shares that are redeemed in connection with the Redemption (as defined below)), immediately following consummation of the Sponsor Handover, the New Sponsor will own 80.1% of the outstanding Class B Ordinary Shares, and 16.0% of the outstanding Ordinary Shares (not including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants that will be owned by the New Sponsor).
Immediately following consummation of the Sponsor Handover, the Sponsor will own 1,000,000 Class B Ordinary Shares and the three independent directors of XPAC (as of the date of this proxy statement) will own 30,000 Class B Ordinary Shares. Based on 21,961,131 Class A Ordinary Shares and 5,490,283 Class B Ordinary Shares outstanding on the date of this proxy statement (which does not take into account any Public Shares that are redeemed in connection with the Redemption), immediately following consummation of the transactions contemplated by the Purchase and Sponsor Handover Agreement, the Sponsor and the three independent directors of XPAC (as of the date of this proxy statement) will own 19.9% of the outstanding Class B Ordinary Shares, and 4.0% of the outstanding Ordinary Shares.
The purpose of the Letter Agreement Amendment Proposal is to allow the Sponsor to transfer Class B Ordinary Shares and the Private Placement Warrants, directly or indirectly, to J. Streicher Holdings, LLC (which we refer to herein as the New Sponsor) or its affiliates and thereby consummate the Sponsor Handover. The Letter Agreement includes provisions prohibiting the sale or transfer, directly or indirectly, of the Class B Ordinary Shares and the Private Placement Warrants. Without the Letter Agreement Amendment, the Sponsor Handover could not be consummated. If the Sponsor Handover is consummated, the Sponsor expects that new Board members and a new management team for XPAC would be appointed by the existing Board and the existing Board members and the existing management team would resign, which would be effective upon consummation of the Sponsor Handover or as soon as possible thereafter.
Unless the Redemption Limitation Amendment Proposal is approved and implemented, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause XPAC to exceed the Redemption Limitation. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent XPAC from being able to consummate a Business Combination. XPAC believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that XPAC did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, XPAC is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that XPAC’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent XPAC from being able to consummate the Business Combination even if all other conditions to closing are met.
Each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Insider Letter Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment and the Sponsor Handover will not be consummated.
As contemplated by the Articles, the holders of Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in a trust account (the “Trust Account”) established to hold a portion of the proceeds of the IPO and the concurrent sale of the private placement warrants (the “Private Placement Warrants”), if the Extension Amendment is implemented (the “Redemption”), regardless of how such public shareholders vote in regard to the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of shareholders and implemented, the holders of Public Shares remaining after the Redemption will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a Business Combination or if XPAC does not consummate a Business Combination by the Articles Extension Date (which is August 3, 2024, the date which is 36 months from the closing date of XPAC’s IPO).
On June 30, 2023, the most recent practicable date prior to the date of the accompanying proxy statement, the redemption price per Class A Ordinary Share was approximately $10.37, based on the aggregate amount on deposit in the Trust Account of $227,731,980 as of June 30, 2023 (including interest not previously released to XPAC to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on July 7, 2023 was $10.37. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same per share than if the shares were sold in the open market (based on the per share redemption price as of July 7, 2023). XPAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. XPAC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if XPAC does not consummate a Business Combination on or before the Original Termination Date.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal are not approved, and a Business Combination is not consummated on or before the Original Termination Date, XPAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the

Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of XPAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no redemption rights or liquidating distributions from the Trust Account with respect to XPAC’s warrants, which will expire worthless in the event XPAC dissolves and liquidates the Trust Account.
XPAC reserves the right at any time to adjourn the Shareholder Meeting indefinitely and/or not to submit to its shareholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal, including if the Sponsor Handover is not expected to be consummated. In the event the Shareholder Meeting is adjourned indefinitely, and a Business Combination is not consummated prior to August 3, 2023, XPAC will dissolve and liquidate in accordance with the Memorandum and Articles of Association.
Subject to the foregoing, the approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Name Change Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Approval of each of the Letter Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. The Adjournment Proposal will only be put forth for a vote if there are not sufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal or the Letter Agreement Amendment Proposal at the Shareholder Meeting or if due to redemptions in connection with the Extension Amendment, XPAC would not adhere to the continued listing requirements of Nasdaq, or if XPAC determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.
The Board has fixed the close of business on June 29, 2023 as the date for determining the XPAC shareholders that are entitled to receive notice of and vote at the Shareholder Meeting and any adjournment thereof. Only holders of record of Ordinary Shares on that date are entitled to have their votes counted at the Shareholder Meeting or any adjournment thereof.
The Board believes that it is in the best interests of XPAC that XPAC obtain the Extension Amendment, the Redemption Limitation Amendment, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal. After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of XPAC and its shareholders, has declared it advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Name Change Amendment Proposal, “FOR” the Letter Agreement Amendment Proposal, and “FOR” the Adjournment Proposal.
Your vote is very important.   Whether or not you plan to attend the Shareholder Meeting, please vote as soon as possible by following the instructions in the accompanying proxy statement to make sure that your shares are represented and voted at the Shareholder Meeting. If you hold your shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that your shares are represented and voted at the Shareholder Meeting. The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, and the Name Change Amendment Proposal requires a special resolution under Cayman Islands law, the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder

Meeting. Approval of each of the Letter Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Accordingly, if you fail to vote in person or by proxy at the Shareholder Meeting, your shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal are approved by the requisite majorities. Each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Insider Letter Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment and the Sponsor Handover will not be consummated.
If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Shareholder Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Shareholder Meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the Shareholder Meeting but will otherwise not have any effect on whether the proposals are approved. If you are a shareholder of record and you attend the Shareholder Meeting and wish to vote in person, you may withdraw your proxy and vote in person.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR CLASS A ORDINARY SHARES ARE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO THE TRANSFER AGENT AT LEAST TWO BUSINESS DAYS PRIOR TO THE INITIALLY SCHEDULED DATE OF THE SHAREHOLDER MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER TENDERING OR DELIVERING YOUR SHARES (AND CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) TO THE TRANSFER AGENT OR BY TENDERING OR DELIVERING YOUR SHARES (AND SHARE CERTIFICATES (IF ANY) AND OTHER REDEMPTION FORMS) ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.
Enclosed is the proxy statement containing detailed information about the Shareholder Meeting, the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal. Whether or not you plan to attend the Shareholder Meeting, XPAC urges you to read this material carefully and vote your shares.
By Order of the Board of Directors of XPAC ACQUISITION CORP.
/s/ Chu Chiu Kong

Chu Chiu Kong
Chairman and Chief Executive Officer

i

XPAC ACQUISITION CORP.
A Cayman Islands Exempted Company
55 West 46 Street, 30th Floor
New York, NY 10036, United States
EXTRAORDINARY GENERAL MEETING
OF XPAC ACQUISITION CORP.
To Be Held at 9.30 a.m., Eastern Time, on July 27, 2023
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of XPAC ACQUISITION CORP., a Cayman Islands exempted company (“XPAC,” the “Company,” “we,” “us” or “our”), which will be held on July 27, 2023, at 9.30 a.m., Eastern Time, at the offices of XPAC located at 55 West 46 Street, 30th Floor, New York, NY 10036, United States, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned (the “Shareholder Meeting”).
YOUR VOTE IS IMPORTANT. It is important that your shares be represented at the Shareholder Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

ii

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect the current views of XPAC Acquisition Corp. with respect to, among other things, XPAC’s capital resources and results of operations. Statements regarding market conditions and results of operations also are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.
The forward-looking statements contained in this proxy statement reflect XPAC’s current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. XPAC does not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:
•
whether or not the proposals to be presented at the Shareholder Meeting will be approved;

•
whether or not the Sponsor Handover (as defined below) will be consummated;

•
XPAC’s ability to consummate a Business Combination (as defined below);

•
the anticipated benefits of a Business Combination;

•
the volatility of the market price and liquidity of the Class A Ordinary Shares (as defined below) and other securities of XPAC; and

•
the use of funds not held in the Trust Account (as defined below) or available to XPAC from interest income on the Trust Account balance.

While forward-looking statements reflect XPAC’s good faith beliefs, they are not guarantees of future performance. XPAC disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause XPAC’s future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section titled “Risk Factors” in XPAC’s final prospectus, dated July 29, 2021, as filed with the Securities and Exchange Commission (the “SEC”) on August 2, 2021 and in other reports filed by XPAC with the SEC from time to time, including our Annual Reports on Forms 10-K. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to XPAC (or to third parties making the forward-looking statements).

iii

RISK FACTORS
You should consider carefully all of the risks described in our (i) XPAC’s final prospectus, dated July 29, 2021, as filed with the SEC on August 2, 2021, (ii) Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023 and (iii) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
There are no assurances that the Extension Amendment will enable XPAC to consummate a Business Combination.
Approving the Extension Amendment (as defined below) involves a number of risks. Even if the Extension Amendment is approved and implemented and the Sponsor Handover is consummated, XPAC can provide no assurances that a Business Combination will be consummated prior to the Articles Extension Date (as defined below). Our ability to consummate any Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Extension Amendment is approved and implemented, XPAC expects to seek shareholder approval of a Business Combination. We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a Business Combination. Even if the Extension Amendment or a Business Combination are approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
In the event the Extension Amendment Proposal is approved and implemented, the ability of our public shareholders to exercise redemption rights with respect to a large number of our Public Shares may adversely affect the liquidity of our securities.
A public shareholder may request that XPAC redeem all or a portion of such public shareholder’s ordinary shares for cash. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our Public Shares (as defined below) may adversely affect the liquidity of our Class A Ordinary Shares. As a result, you may be unable to sell your Class A Ordinary Shares even if the market price per share is higher than the per-share redemption price paid to public shareholders who elect to redeem their shares.
A future potential Business Combination may be subject to U.S. foreign investment regulations, including regulations relating to the Committee on Foreign Investment in the United States, which may, among other things, impose conditions on, delay or prevent the consummation of such future potential Business Combination, if any.
If any material regulatory approvals, clearances or actions are required for completion of a future potential Business Combination, there can be no assurance that any such approval or clearance would be obtained, or any such action taken, within the required time period. This includes any potential review of a future Business Combination, if any, by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”) on account of certain restrictions on the acquisition of, or an investment in, a U.S. business by non-U.S. investors. If a potential Business Combination falls within CFIUS’s jurisdiction to review the transaction in order to determine the effect of such transactions on the national security of the U.S., we may be required to make a mandatory filing or we may determine to submit a voluntary notice to CFIUS, or we may determine to proceed with such potential Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing such potential Business Combination. CFIUS can contact parties to transactions within its jurisdiction that did not notify CFIUS and request that the parties submit a CFIUS notice and can self-initiate national security reviews. If a potential Business Combination falls within the scope of foreign ownership restrictions, CFIUS may impose conditions or limitations on such potential Business Combination or we may be prevented from, or be unable to, consummate such potential Business Combination, if any.
Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on, among other factors, (i) whether the investor/acquiror of the U.S. business is a “foreign person” or “foreign entity,” (ii) the nature and structure of the transaction, (iii) the level of beneficial ownership interest, and (iv) the nature of any information or governance rights involved. Some transactions within the jurisdiction of CFIUS trigger a mandatory CFIUS filing requirement. Otherwise, notifying CFIUS of a transaction within its jurisdiction is voluntary. For example, investments that result in “control” of a “U.S. business” by a “foreign person” (in each case, as such terms are defined in 31 C.F.R. Part 800) are always subject to CFIUS jurisdiction. The Foreign Investment Risk Review Modernization Act of 2018, which was fully implemented through regulations that became effective in 2020, significantly expanded the scope of CFIUS’s jurisdiction to investments that do not result in control of a U.S. business by a foreign person, but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” (in each case, as such terms are defined in 31 C.F.R. Part 800).
As of the date of this proxy statement, XPAC Sponsor LLC (the “Sponsor”) is a limited liability company formed and registered under the laws of the Cayman Islands and each manager of the Sponsor is a non-U.S. person and, thus, a foreign person. The Sponsor is controlled by XP Inc., a publicly traded Cayman Islands exempted company whose Class A common shares are listed on Nasdaq and whose principal place of business is Brazil. The controlling shareholder of XP Inc. is XP Control LLC, which owns 66.2% of the aggregate voting power of the Class A common shares and Class B common shares of XP Inc. XP Control LLC is a limited liability company formed and registered under the laws of the Cayman Islands and each manager of XP Control LLC is a non-U.S. person and, thus, a foreign person. Therefore, XP Control LLC is controlled by non-U.S. persons and, thus, foreign persons. While XPAC and the Sponsor are controlled by, and have substantial ties with non-U.S. persons, and if the Sponsor Handover is implemented, the New Sponsor may have substantial ties with non-U.S. persons, we believe that it is unlikely that any of the facts or relationships with respect to a potential future Business Combination that we may pursue, would subject such potential Business Combination to regulatory review by a U.S. government entity or authority, including review by CFIUS. Nor do we believe that a potential future Business Combination would ultimately be prohibited if such review was conceivable.
However, there can be no assurances that CFIUS or another U.S. governmental agency will not take a different view of a potential Business Combination or will not choose to review such potential Business Combination, if any. If a potential Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with such potential Business Combination without notifying CFIUS and risk CFIUS intervention, before or after the consummation of such potential Business Combination. In addition, for so long as the Sponsor retains a material ownership interest in XPAC, XPAC may be deemed a “foreign person” under the regulations relating to CFIUS and any potential Business Combination with a U.S. business or foreign business with U.S. subsidiaries that XPAC may wish to pursue may be subject to CFIUS review. In connection with a potential Business Combination, CFIUS could, among other things, (i) decide to block or delay such potential Business Combination, (ii) impose conditions, limitations or restrictions with respect to such potential Business Combination (including, but not limited to, limits on information sharing with investors, requiring a voting trust, governance modifications, or forced divestiture, among other things), or (iii) request the President of the United States to order XPAC to divest all or a portion of any U.S. target business of such potential Business Combination that XPAC acquired without first obtaining CFIUS clearance. In addition, CFIUS may impose penalties if CFIUS believes that the mandatory notification requirement applied to such potential Business Combination. The risk of review by CFIUS may force XPAC’s management to limit the pool of potential target companies to companies that XPAC’s management believes are not subject to CFIUS’s jurisdiction, in which case XPAC’s ability to find a target may be limited. In this regard please see also “Risk Factors — Risks Relating to Our Search for, and Consummation of or Inability to Consummate, a Business Combination — Because of our limited resources and the significant competition for Business Combination opportunities, it may be more difficult for us to complete a Business Combination. If we have not consummated a Business Combination within the required time period, our Public Shareholders may receive only approximately $10.00 per share, or less in certain circumstances, on our redemption of their shares, and our warrants will expire worthless.,” in our Form 10-K for the year ended December 31, 2022 filed with the SEC on March 31, 2023.
The process of government review, whether by CFIUS or otherwise, could be lengthy. If we are unable to consummate a potential Business Combination within 24 months from August 3, 2021 (i.e., August 3, 2023), we would, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $100,000 of interest income to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), subject to applicable law. In such event, XPAC’s shareholders would miss the opportunity to benefit from an investment in any other target company in a Business Combination and the appreciation in value of such investments. Additionally, XPAC’s warrants would expire worthless.
In addition, CFIUS could choose to review past or proposed transactions involving new or existing foreign investors in XPAC or in the Sponsor, even if a filing with CFIUS is or was not required at the time of the potential Business Combination. Any review and clearance of an investment or transaction by CFIUS may have outsized impacts on transaction certainty, timing, feasibility, and cost, among other things. CFIUS policies and agency practices are rapidly evolving, and, in the event that CFIUS reviews a potential Business Combination or one or more proposed or existing investments by investors, there can be no assurances that such investors will be able to maintain, or proceed with, such investments on terms acceptable to the parties to such potential Business Combination or such investors.
In the event the Extension Amendment Proposal is approved and implemented, Nasdaq may delist our securities from trading on its exchange following shareholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.
Our Class A Ordinary Shares, Units (as defined below) and warrants are listed on the Nasdaq Capital Market of Nasdaq. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on the Nasdaq Capital Market, which requirements are set forth in Nasdaq Rule 5550. Generally, we must maintain a minimum amount in shareholders’ equity (generally $2,500,000) and a minimum number of holders of our securities (generally 300 public holders of “round lots” of 100 shares), among other requirements. Pursuant to the terms of the Articles, in the event that the Extension Amendment Proposal is approved and implemented, public shareholders may elect to redeem their public shares and, as a result, we may not be in compliance with Nasdaq’s continued listing requirements.
We expect that if our Class A Ordinary Shares fail to meet the continued listing requirements applicable to the Nasdaq Capital Market of Nasdaq, our Units and warrants will also fail to meet the continued listing requirements for those securities. We cannot assure you that any of our ordinary shares, Units or warrants will be able to meet any of Nasdaq’s continued listing requirements following any shareholder redemptions of our public shares in connection with the amendment of our Articles. If our securities do not meet Nasdaq’s continued listing requirements, Nasdaq may delist our securities from trading on its exchange.
If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
•
a limited availability of market quotations for our securities;

•
reduced liquidity for our securities;

•
a determination that our Class A Ordinary Shares constitute a “penny stock” which will require brokers trading in our Class A Ordinary Shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•
a limited amount of news and analyst coverage; and

•
a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A Ordinary Shares, Units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

QUESTIONS AND ANSWERS ABOUT THE SHAREHOLDER MEETING
The questions and answers below highlight only selected information from this proxy statement and only briefly address some commonly asked questions about the Shareholder Meeting (as defined below) and the proposals to be presented at the Shareholder Meeting. The following questions and answers do not include all the information that is important to XPAC shareholders. Shareholders are urged to read carefully this entire proxy statement, including the other documents referred to herein, to fully understand the proposal to be presented at the Shareholder Meeting and the voting procedures for the Shareholder Meeting, which will be held on July 27, 2023, at 9.30 a.m., Eastern Time. The Shareholder Meeting will be held at the offices of XPAC located at 55 West 46 Street, 30th Floor, New York, NY 10036, United States, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned. You can participate in the meeting, vote, and submit questions via live webcast and you are able to vote prior to the Shareholder Meeting, in each case by visiting https://www.cstproxy.com/xpacaquisition/2023.
Q:
Why am I receiving this proxy statement?

A:
XPAC is a blank check company incorporated as a Cayman Islands exempted company on March 11, 2021. XPAC was incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination involving XPAC with one or more businesses or entities.

Following the closing of XPAC’s initial public offering (the “IPO”) on August 3, 2021 and the partial exercise of the underwriter’s, over-allotment option on August 16, 2021, and the respective concurrent sales of private placement warrants to the Sponsor (the “Private Placement Warrants”), after deducting the underwriting discounts and commissions and IPO expenses, $219,611,310 of the net proceeds from our IPO and certain of the proceeds from the sale of the Private Placement Warrants was placed in a trust account established at the consummation of the IPO that holds the proceeds of the IPO (the “Trust Account”).
Like most blank check companies, XPAC’s Articles provide for the return of the IPO proceeds held in the Trust Account to the holders of Class A Ordinary Shares, par value $0.0001 per share (the “Class A Ordinary Shares” or the “Public Shares”) sold in the IPO if there is no qualifying Business Combination is consummated within 24 months after the date of the closing of the IPO (i.e., by August 3, 2023).
Without the Extension Amendment, XPAC believes that it will not be able to consummate a Business Combination on or before August 3, 2023. The Board believes that it is in the best interests of XPAC’s shareholders to continue XPAC’s existence until August 3, 2024 (the date which is 36 months from the closing date of the XPAC’s IPO), if necessary, in order to allow XPAC additional time to consummate a Business Combination and is therefore holding this Shareholder Meeting.
On July 10, 2023, the New Sponsor, XPAC and the Sponsor entered into a Purchase and Sponsor Handover Agreement. Consummation of the Sponsor Handover contemplated thereby is conditional on, among other things, approval of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal. If the Sponsor Handover is consummated, the Sponsor expects that new Board members and a new management team for XPAC would be appointed by the existing Board and the existing Board members and the existing management team would resign, which would be effective upon consummation of the Sponsor Handover or as soon as possible thereafter. See “What is the Sponsor Handover?” and “Am I being asked to vote on a proposal to elect directors?” below.
Q:
When and where will the Shareholder Meeting be held?

A:
The Shareholder Meeting will be held on July 27, 2023, at 9.30 a.m., Eastern Time, at the offices of XPAC located at 55 West 46 Street, 30th Floor, New York, NY 10036, United States, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.

Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually. You can participate in the meeting, vote, and submit questions via live webcast by visiting https://www.cstproxy.com/xpacaquisition/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials.
Q:
How do I vote?

A:
If you were a holder of record of Ordinary Shares on June 29, 2023, which is the “Record Date” for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Voting by Mail.   By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 9.30 a.m., Eastern Time, on July 25, 2023, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting).
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares.
Voting Electronically.   If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/xpacaquisition/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials and you are able to vote prior to the Shareholder Meeting by visiting https://www.cstproxy.com/xpacaquisition/2023. Please see the question “How do I attend the virtual Shareholder Meeting” below for further information on how to attend the Shareholder Meeting virtually over the Internet via live webcast.
Q:
How do I attend the virtual Shareholder Meeting?

A:
If you are a registered shareholder, you will receive a proxy card from Continental Stock Transfer & Trust Company (“Continental” or the “Transfer Agent”). The form contains instructions on how to attend the Shareholder Meeting virtually over the Internet via live webcast, including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact the Transfer Agent at 917-262-2373, or email proxy@continentalstock.com.

You can pre-register to attend the virtual Shareholder Meeting starting on July 20, 2023 at 9.30 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/xpacaquisition/2023 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.

If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. In either case, you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
Whether or not you participate in the Shareholder Meeting, it is important that you vote your shares. We encourage you to access the virtual Shareholder Meeting prior to the start time and you should allow reasonable time for the check-in procedures.
Q:
What if I cannot find my control number?

A:
Please note that if you do not have your control number and you are a registered shareholder, you will be able to login as a guest. To view the virtual Shareholder Meeting visit https://www.cstproxy.com/xpacaquisition/2023 and register as a guest. If you login as a guest, you will not be able to vote your shares or ask questions during the meeting. If you are a beneficial owner (that is, you hold your shares in an account at a bank, broker or other holder of record), you will need to contact that bank, broker or other holder of record to obtain your control number prior to the Shareholder Meeting.

Q:
What are the specific proposals on which I am being asked to vote at the Shareholder Meeting?

A:
XPAC shareholders are being asked to consider and vote on the following proposals:

1.
Proposal No. 1 — The Extension Amendment Proposal — A proposal (the “Extension Amendment Proposal”) to amend, by way of special resolution, XPAC’s Articles, as set forth in Annex A of this proxy statement to extend the date (the “Termination Date”) by which XPAC has to consummate a Business Combination (the “Extension Amendment”) from August 3, 2023 (the date which is 24 months from the closing date of the IPO (the “Original Termination Date”) on a monthly basis for up to twelve times by an additional one month each time after the Original Termination Date, by resolution of XPAC’s board of directors (the “Board”) up to August 3, 2024 (the date which is 36 months from the closing date of the XPAC’s IPO) (the “Articles Extension Date”), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Board;

2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — To amend, by way of special resolution, the XPAC’s Articles, as provided by the second resolution in the form set forth in Annex A to this proxy statement (the “Redemption Limitation Amendment” and such proposal, the “Redemption Limitation Amendment Proposal”) to eliminate from the Articles the limitation that XPAC shall not redeem Class A Ordinary Shares included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause XPAC’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation”). The Redemption Limitation Amendment would allow XPAC to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;

3.
Proposal No. 3 — The Name Change Amendment Proposal — To amend, by way of special resolution, the XPAC’s Articles, as provided by the third resolution in the form set forth in Annex A to the accompanying proxy statement (the “Name Change Amendment” and such proposal, the “Name Change Amendment Proposal”) to change the name of XPAC from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”;

4.
Proposal No. 4 — Letter Agreement Amendment Proposal — To amend, by way of ordinary resolution, the Letter Agreement, dated July 29, 2021, by and among the Sponsor, the officers and directors of XPAC and XPAC (the “Letter Agreement”), to allow the Sponsor to transfer its holdings in XPAC, directly or indirectly, to J. Streicher Holdings, LLC or its affiliates prior to the expiration of the applicable lock-up (the “Letter Agreement Amendment” and such proposal, the “Letter Agreement Amendment Proposal”). A copy of the Letter Agreement Amendment is set forth in Annex B to the accompanying proxy statement; and
5.
Proposal No. 5 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, or sine die, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal or the Letter Agreement Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that XPAC would not adhere to the continued listing requirements of the Nasdaq, or (iii) if XPAC determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals (the “Adjournment Proposal”).

The Articles provide that XPAC has until August 3, 2023 to consummate a Business Combination. If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal are not approved and we do not consummate a Business Combination by August 3, 2023, in accordance with the Articles, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of XPAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up.
Unless the Redemption Limitation Amendment Proposal is approved and implemented, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause XPAC’s net tangible assets to be less than $5,000,001.
For more information, please see “Proposal No. 1 — The Extension Amendment Proposal,” “Proposal No. 2 — The Redemption Limitation Amendment Proposal,” “Proposal No. 3 — The Name Change Amendment Proposal,” “Proposal No. 4 — The Letter Agreement Amendment Proposal” and “Proposal No. 5 — The Adjournment Proposal.”
After careful consideration, the Board has determined that the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal are in the best interests of XPAC and its shareholders and recommends that you vote “FOR” or give instruction to vote “FOR” each of these proposals.
The existence of financial and personal interests of our directors and officers may result in conflicts of interest, including a conflict between what may be in the best interests of XPAC and its shareholders and what may be best for a director’s personal interests when determining to recommend that shareholders vote for the proposals. See the sections titled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and XPAC’s Directors and Officers,” “Proposal No. 2 — The Redemption Limitation Amendment Proposal — Interests of the Sponsor and XPAC’s Directors and Officers,” “Proposal No. 3 — The Name Change Amendment Proposal —  Interests of the Sponsor and XPAC’s Directors and Officers,” “Proposal No. 4 — The Letter Agreement Amendment Proposal — Interests of the Sponsor and XPAC’s Directors and Officers” and “Beneficial Ownership of Securities” for a further discussion of these considerations.

THE VOTE OF SHAREHOLDERS IS IMPORTANT. SHAREHOLDERS ARE URGED TO SUBMIT THEIR PROXIES AS SOON AS POSSIBLE AFTER CAREFULLY REVIEWING THIS PROXY STATEMENT.
Q:
Are the proposals presented at the Shareholder Meeting conditioned on one another?

A:
Yes. Each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Insider Letter Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment and the Sponsor Handover will not be consummated.

Q:
What is the Sponsor Handover?

A:
On July 10, 2023, J. Streicher Holdings, LLC (which is referred to herein as the New Sponsor), XPAC and the Sponsor entered into a Purchase and Sponsor Handover Agreement. Pursuant to the Purchase and Sponsor Handover Agreement, subject to satisfaction of certain conditions, (i) the Sponsor agreed to sell, and the New Sponsor agreed to purchase, 4,400,283 Class B Ordinary Shares and 4,261,485 Private Placement Warrants to acquire 4,261,485 Class A Ordinary Shares held by the Sponsor, for a total purchase price of $250,000, and (ii) the New Sponsor agreed to become the Sponsor of XPAC (which are together referred to herein as the Sponsor Handover). The New Sponsor has also agreed to reimburse the Sponsor for $25,000 of legal fees and other expenses incurred by the Sponsor in connection with the transactions contemplated by the Purchase and Sponsor Handover Agreement. A copy of the Purchase and Sponsor Handover Agreement has been filed as an exhibit to the Current Report on Form 8-K filed by XPAC on July 10, 2023.

As a condition to consummation of the Sponsor Handover, new Board members and a new management team for XPAC would be appointed by the existing Board and the existing Board members and the existing management team would resign (which is referred to herein as the Director and Management Handover), which would be effective upon consummation of the Sponsor Handover or as soon as possible thereafter.
Pursuant to the terms of the Purchase and Sponsor Handover Agreement, the New Sponsor agreed, among other things, to (i) join as a party to the Letter Agreement, (ii) at its own cost and expense to (a) extend the term of the existing directors’ and officers’ liability insurance policy for the coverage period ending no earlier than August 15, 2024, and (b) prior to a Business Combination, obtain commercially reasonable run-off or “tail” directors’ and officers’ liability insurance policy coverage, including for the benefit of the Sponsor and the directors and officers of XPAC that are party to the Letter Agreement, (iii) indemnify and hold harmless the Sponsor on terms that are the same as the indemnity agreements entered into between XPAC and the indemnitees in connection with the IPO, and, if requested by the Sponsor or any other indemnitee, XPAC and the New Sponsor shall assume the defense of any relevant claims or proceedings, and (iv) procure that, in connection with any Business Combination entered into by XPAC, the Sponsor and the independent directors of XPAC (as of the date of this proxy statement) shall have the benefit of demand, piggyback and shelf registration rights with respect to any securities of XPAC (or any successor company following a Business Combination) that are owned by the Sponsor or such independent directors on terms that are at least equal to those granted to the New Sponsor or any PIPE investors in connection with such Business Combination. In addition, pursuant to the terms of the Purchase and Sponsor Handover Agreement, (i) each of the parties thereto agreed, among other things, that the provisions of each of the indemnity agreements dated July 29, 2021 entered into between the XPAC and each of the directors and officers of XPAC shall remain in full force and effect notwithstanding any resignation of the directors and officers of XPAC, and (ii) XPAC and the New Sponsor agreed to release the directors and officers of XPAC (as of the date of this proxy statement) and the Sponsor from any and all claims relating to XPAC that accrued or may have accrued prior to consummation of the Sponsor Handover.
The Purchase and Sponsor Handover Agreement provides that consummation of the Sponsor Handover is conditional on, among other things, (i) approval of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal, (ii) the New

Sponsor joining as a party to the Letter Agreement, (iii) the Director and Management Handover, and (iv) the New Sponsor, at its own cost and expense, having extended the term of the existing directors’ and officers’ liability insurance policy for the coverage period ending no earlier than August 15, 2024. There can be no assurance that the conditions to the consummation of the Sponsor Handover will be satisfied or that the Sponsor Handover will be consummated.
The Sponsor, the Board and XPAC’s management team believe that shareholders of XPAC will benefit from the Sponsor Handover as the Sponsor Handover, together with the extension of the Original Termination Date, would provide XPAC with additional time to consummate a Business Combination.
Based on 21,961,131 Class A Ordinary Shares and 5,490,283 Class B Ordinary Shares outstanding on the date of this proxy statement (which does not take into account any Public Shares that are redeemed in connection with the Redemption (as defined below)), immediately following consummation of the Sponsor Handover, the New Sponsor will own 80.1% of the outstanding Class B Ordinary Shares, and 16.0% of the outstanding Ordinary Shares (not including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants that will be owned by the New Sponsor).
Immediately following consummation of the Sponsor Handover, the Sponsor will own 1,000,000 Class B Ordinary Shares and the three independent directors of XPAC (as of the date of this proxy statement) will own 30,000 Class B Ordinary Shares. Based on 21,961,131 Class A Ordinary Shares and 5,490,283 Class B Ordinary Shares outstanding on the date of this proxy statement (which does not take into account any Public Shares that are redeemed in connection with the Redemption), immediately following consummation of the transactions contemplated by the Purchase and Sponsor Handover Agreement, the Sponsor and the three independent directors of XPAC (as of the date of this proxy statement) will own 19.9% of the outstanding Class B Ordinary Shares, and 4.0% of the outstanding Ordinary Shares.
Q:
Am I being asked to vote on a proposal to elect directors?

A:
No. Holders of Public Shares are not being asked to vote on the election of directors.

The Sponsor expects that consummation of the Sponsor Handover would involve the election or designation of directors constituting a majority of the directors of XPAC otherwise than at a meeting of shareholders of XPAC. Therefore, pursuant to Section 14(f) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14f-1 thereunder, XPAC would be required to file with the SEC and mail to its shareholders an information statement on Schedule 14f-1 in connection with any such change in the majority of the directors of XPAC (the “Schedule 14F”), which change is not permitted to become effective prior to the date that is ten days after the mailing of the Schedule 14F. XPAC expects that the Schedule 14F would be filed with the SEC and mailed to its shareholders substantially concurrently with, or shortly after, the date of this proxy statement.
Q:
Why is XPAC proposing the Extension Amendment Proposal?

A:
XPAC’s Articles provide for the return of the IPO proceeds held in trust to the holders of Public Shares sold in the IPO if there is no qualifying Business Combination consummated on or before the Original Termination Date. The primary purpose of the Extension Amendment Proposal is to allow XPAC additional time to consummate a Business Combination. In addition, the approval of the Extension Amendment Proposal is a condition to the consummation of the Sponsor Handover.

Q:
Why is XPAC proposing the Redemption Limitation Amendment Proposal?

A:
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent XPAC from being able to consummate a Business Combination. XPAC believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that XPAC did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, XPAC is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a

Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that XPAC’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent XPAC from being able to consummate the Business Combination even if all other conditions to closing are met.
Q:
Why is XPAC proposing the Name Change Amendment Proposal?

A:
As a condition to the consummation of the Sponsor Handover, XPAC has agreed to change the name of XPAC from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”. The purpose of the Name Change Amendment Proposal is to amend the name of XPAC accordingly. In addition, the approval of the Name Change Amendment Proposal is a condition to the consummation of the Sponsor Handover.

Q:
Why is XPAC proposing the Letter Agreement Amendment Proposal?

A:
As a condition to the IPO, the Sponsor, XPAC’s directors and officers (the “Insiders”) and XPAC entered into the Letter Agreement on July 29, 2021. Pursuant to the Letter Agreement, the Sponsor and the Insiders agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Class B Ordinary Shares until the earlier of (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of XPAC Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after a Business Combination, or (y) the date on which XPAC completes a liquidation, merger, amalgamation, stock exchange, reorganization or other similar transaction that results in all of XPAC’s shareholders having the right to exchange their XPAC Class A Ordinary Shares for cash, securities or other property. In addition, the Sponsor and each Insider also agreed that it, he or she shall not transfer any Private Placement Warrants or Class A Ordinary Shares underlying such warrants until 30 days after the completion of a Business Combination.

Pursuant to the Letter Agreement Amendment, the parties are agreeing that the transfer restrictions on the Class B Ordinary Shares and Private Placement Warrants shall not apply to direct or indirect transfers to J. Streicher Holdings, LLC (which we referred to herein as the New Sponsor) or its affiliates.
As the Letter Agreement was a condition to the IPO, XPAC is seeking shareholder approval to enter into and consummate the Letter Agreement Amendment. In addition, the approval of the Letter Agreement Amendment Proposal is a condition to the consummation of the Sponsor Handover.
Q:
Why is XPAC proposing the Adjournment Proposal?

A:
If (i) the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal are is not approved by XPAC’s shareholders or (ii) due to redemptions in connection with the Extension Amendment, XPAC would not adhere to the continued listing requirements of Nasdaq, XPAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. If the Adjournment Proposal is not approved by XPAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates, or sine die, in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal or if due to redemptions in connection with the Extension Amendment, XPAC would not adhere to the continued listing requirements of Nasdaq.

Q:
What constitutes a quorum?

A:
A quorum of our shareholders is necessary to hold a valid meeting. The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares entitled to vote at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. As of the Record Date, 13,725,708 Ordinary Shares would be required to achieve a quorum. The initial shareholders of XPAC, including the Sponsor and certain of XPAC’s officers and directors (the “Initial Shareholders”) who own approximately 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 8,235,425 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum. Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so XPAC does not expect there to be any broker non-votes at the Shareholder Meeting.
Q:
What vote is required to approve the proposals presented at the Shareholder Meeting?

A:
The approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Name Change Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Approval of each of the Letter Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Q:
How will the Sponsor vote?

A:
On the Record Date, the Sponsor and XPAC’s independent directors shareholders owned and were entitled to vote an aggregate of 5,490,283 Ordinary Shares, representing 20% of XPAC’s issued and outstanding Ordinary Shares, and intend to vote in favor of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal.

Q:
Why should I vote “FOR” the Extension Amendment Proposal?

A:
XPAC believes shareholders will benefit from XPAC consummating a Business Combination and is proposing the Extension Amendment Proposal to extend the date by which XPAC has to consummate a Business Combination until the Articles Extension Date. Without the Extension Amendment, XPAC believes that it will not be able to consummate a Business Combination on or before the Original Termination Date. If that were to occur, XPAC would be forced to liquidate.

Q:
Why should I vote “FOR” the Redemption Limitation Amendment Proposal?

A:
As discussed above, the Board believes the opportunity to consummate a Business Combination is in the best interests of XPAC and its shareholders.

Whether a holder of Public Shares votes in favor of or against the Extension Amendment Proposal, if such proposal is approved and implemented, the holder may, but is not required to, redeem all or a portion of its Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned, divided by the number of then outstanding Public Shares. Unless the Redemption Limitation Amendment Proposal is approved and implemented, we will not proceed with the Extension Amendment if redemptions of our Public Shares would cause XPAC to exceed the Redemption Limitation. By eliminating the Redemption Limitation, we make it more likely that we will proceed with the Extension Amendment and have the opportunity to consummate a Business Combination.
If holders of Public Shares do not elect to redeem their Public Shares, such holders will retain redemption rights in connection with any future Business Combination we may propose. Assuming the Extension

Amendment Proposal is approved and implemented, we will have until the Articles Extension Date to consummate a Business Combination.
Q:
Why should I vote “FOR” the Name Change Amendment Proposal?

A:
As a condition to the consummation of the Sponsor Handover, XPAC has agreed to change the name of XPAC from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”. The purpose of the Name Change Amendment Proposal is to amend the name of XPAC accordingly. Without the Name Change Amendment, the Sponsor Handover will not be consummated and the Extension Amendment Proposal and the Letter Agreement Amendment Proposal, if approved, will not be implemented. If that were to occur, XPAC would be forced to liquidate after the Original Termination Date.

Q:
Why should I vote “FOR” the Letter Agreement Amendment Proposal?

A:
Pursuant to the Letter Agreement Amendment, the parties are agreeing that the transfer restrictions on the Class B Ordinary Shares and Private Placement Warrants shall not apply to direct or indirect transfers to J. Streicher Holdings, LLC (which we refer to herein as the New Sponsor) or its affiliates. As the Letter Agreement was a condition to the IPO, XPAC is seeking shareholder approval to enter into and consummate the Letter Agreement Amendment. In addition, the approval of the Letter Agreement Amendment Proposal is a condition to the consummation of the Sponsor Handover. Without the Letter Agreement Amendment, the Sponsor Handover will not be consummated and the Extension Amendment Proposal and the Name Change Amendment, if approved, will not be implemented. If that were to occur, XPAC would be forced to liquidate after the Original Termination Date.

Q:
Why should I vote “FOR” the Adjournment Proposal?

A:
If the Adjournment Proposal is not approved by XPAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date or dates, or sine die, to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal or the Letter Agreement Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment.

Q:
What if I do not want to vote “FOR” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal?

A:
If you do not want the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal to be approved, you may “ABSTAIN,” not vote, or vote “AGAINST” such proposal.

If you attend the Shareholder Meeting in person or by proxy, you may vote “AGAINST” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal, and your Ordinary Shares will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved.
However, if you fail to attend the Shareholder Meeting in person or by proxy, or if you do attend the Shareholder Meeting in person or by proxy but you “ABSTAIN” or otherwise fail to vote at the Shareholder Meeting, your Ordinary Shares will not be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and your Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal are approved and,

following redemptions in connection with the Extension Amendment, XPAC adheres to the continued listing requirements of Nasdaq, the Adjournment Proposal will not be presented for a vote.
Q:
How are the funds in the Trust Account currently being held?

A:
With respect to the regulation of special purpose acquisition companies (“SPACs”) like XPAC, on March 30, 2022, the SEC issued proposed rules relating to, among other items, the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

The funds in the Trust Account have, since our IPO, been held only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act.
Q:
Will we seek any further extensions to liquidate the Trust Account?

A:
Other than as described in this proxy statement, XPAC does not currently anticipate seeking any further extension to consummate a Business Combination, but may do so in the future.

Q:
What happens if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal are not approved?

A:
If there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal, XPAC may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support such proposals.

If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal are not approved, and a Business Combination is not consummated on or before the Original Termination Date, XPAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of XPAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no redemption rights or liquidating distributions from the Trust Account with respect to XPAC’s warrants, which will expire worthless in the event XPAC dissolves and liquidates the Trust Account.
Q:
If the Extension Amendment Proposal is approved and implemented, what happens next?

A:
If the Extension Amendment Proposal is approved and implemented, XPAC will continue to attempt to consummate a Business Combination until the Articles Extension Date. XPAC will procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal are made and will continue its efforts to obtain approval of a Business Combination at an extraordinary general meeting and consummate the closing of a Business Combination on or before the Articles Extension Date.

If the Extension Amendment Proposal is approved and implemented, the removal from the Trust Account of the amount equal to the pro rata portion of funds available in the Trust Account with respect to such redeemed Public Shares will reduce the amount remaining in the Trust Account and increase the percentage interest of XPAC held by the Initial Shareholders. In addition, XPAC’s Articles provide that XPAC cannot redeem or repurchase Public Shares to the extent such redemption would result in XPAC’s failure to have at least $5,000,001 of net tangible assets. As a result, unless the Redemption Limitation Amendment Proposal is approved and implemented, XPAC will not proceed with the Extension Amendment if XPAC will not have at least $5,000,001 of net tangible assets upon its implementation of the Extension Amendment, after taking into account the Redemptions.
Q:
When would the Board abandon the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal?

A:
XPAC reserves the right at any time to adjourn the Shareholder Meeting indefinitely and/or not to submit to its shareholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal, including if the Sponsor Handover is not expected to be consummated. In the event the Shareholder Meeting is adjourned indefinitely, and a Business Combination is not consummated prior to August 3, 2023, XPAC will dissolve and liquidate in accordance with the Memorandum and Articles of Association.

Q:
If I vote for or against the Extension Amendment Proposal, do I need to request that my shares be redeemed?

A:
Yes. Whether you vote “for” or “against” the Extension Amendment Proposal, or do not vote at all, you may elect to redeem your shares. However, you will need to submit a redemption request for your shares if you choose to redeem.

Q:
Am I being asked to vote on a Business Combination at this Shareholder Meeting?

A:
No. You are not being asked to vote on a Business Combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your Public Shares, provided that you are a shareholder on the record date for the shareholder meeting to consider a Business Combination, you will be entitled to vote on a Business Combination if and when a Business Combination is submitted to shareholders and will retain the right to redeem your Public Shares for cash in connection with a Business Combination or liquidation.

Q:
Will how I vote affect my ability to exercise Redemption rights?

A:
No. You may exercise your Redemption rights whether or not you are a holder of Public Shares on the Record Date (so long as you are a holder at the time of exercise), or whether you are a holder and vote your Public Shares of XPAC on the Extension Amendment Proposal (for or against) or any other proposal described by this proxy statement. As a result, the Extension Amendment can be approved by shareholders who will redeem their Public Shares and no longer remain shareholders, leaving shareholders who choose not to redeem their Public Shares holding shares in a company with a potentially less liquid trading market, fewer shareholders, potentially less cash and the potential inability to meet the listing standards of Nasdaq.

Q:
May I change my vote after I have mailed my signed proxy card?

A:
Yes. Shareholders of record may (i) send a later-dated, signed proxy card to Continental, the Transfer Agent, at the address set forth under the question “Who can help answer my questions?” below so that it is received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting); (ii) attend the Shareholder Meeting in person (which would include presence at the virtual Shareholder Meeting), revoke your proxy and vote; or (iii) revoke their proxy by sending a notice of revocation to the Board at XPAC’s address at 55 West 46th Street, 30th Floor, New York, NY 10036, United States, which must be received by the Board prior to the vote at the

Shareholder Meeting. However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.
Q:
How are votes counted?

A:
Votes will be counted by the inspector of election appointed for the Shareholder Meeting, who will separately count “FOR” and “AGAINST” votes, “ABSTAIN” and broker non-votes. The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Name Change Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Approval of each of the Letter Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.

Shareholders who attend the Shareholder Meeting, either in person or by proxy (or, if a corporation or other non-natural person, by sending their duly authorized representative or proxy), will be counted (and the number of Ordinary Shares held by such shareholders will be counted) for the purposes of determining whether a quorum is present at the Shareholder Meeting. The presence, in person or by proxy or by duly authorized representative, at the Shareholder Meeting of the holders of a majority of all issued and outstanding Ordinary Shares entitled to vote at the Shareholder Meeting shall constitute a quorum for the Shareholder Meeting.
At the Shareholder Meeting, only those votes which are actually cast, either “FOR” or “AGAINST,” the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal (as the case may be) are approved, and any Ordinary Shares which are not voted at the Shareholder Meeting will have no effect on the outcome of such votes.
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of each of the proposals as a matter of Cayman Islands law.
Q:
If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:
If your shares are held in “street name” in a stock brokerage account or by a broker, bank or other nominee, you must provide the record holder of your shares with instructions on how to vote your shares. Please follow the voting instructions provided by your broker, bank or other nominee. Please note that you may not vote shares held in “street name” by returning a proxy card directly to XPAC or by voting online at the Shareholder Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or other nominee.

Under Nasdaq rules, brokers who hold shares in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion on “routine” proposals when they have not received instructions from beneficial owners. However, brokers are not permitted to exercise their voting discretion with respect to the approval of matters that are determined to be “non-routine” without specific instructions from the beneficial owner. It is expected that all proposals to be voted on at the Shareholder Meeting are “non-routine” matters and therefore, XPAC does not expect there to be any broker non-votes at the Shareholder Meeting.
If you are a XPAC shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal. Accordingly, your bank, broker, or other nominee can vote your shares at the Shareholder Meeting only if you provide instructions on how to vote. You should instruct your broker to vote your shares as soon as possible in accordance with directions you provide.
Q:
Does the Board recommend voting “FOR” the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal?

A:
Yes. After careful consideration of the terms and conditions of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal, the Board has determined that each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal is in the best interests of XPAC and its shareholders. The Board recommends that XPAC’s shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Redemption Limitation Amendment Proposal, “FOR” the Name Change Amendment Proposal, “FOR” the Letter Agreement Amendment Proposal and “FOR” the Adjournment Proposal.

Q:
What interests do XPAC’s directors and officers have in the approval of the Extension Amendment Proposal?

A:
Aside from their interests as shareholders, XPAC’s directors and officers have interests in the Extension Amendment Proposal that may be different from the interests of other shareholders generally. See the section entitled “Proposal No. 1 — The Extension Amendment Proposal — Interests of the Sponsor and XPAC’s Directors and Officers” in this proxy statement.

Q:
What interests do XPAC’s directors and officers have in the approval of the Redemption Limitation Amendment Proposal?

A:
Aside from their interests as shareholders, XPAC’s directors and officers have interests in the Redemption Limitation Amendment Proposal that may be different from the interests of other shareholders generally. See the section entitled “Proposal No. 2 — The Redemption Limitation Amendment Proposal —  Interests of the Sponsor and XPAC’s Directors and Officers” in this proxy statement.

Q:
What interests do XPAC’s directors and officers have in the approval of the Name Change Amendment Proposal?

A:
Aside from their interests as shareholders, XPAC’s directors and officers have interests in the Name Change Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. See the section entitled “Proposal No. 3 — Name Change Amendment Proposal — Interests of the Sponsor and XPAC’s Directors and Officers” in this proxy statement.

Q:
What interests do XPAC’s directors and officers have in the approval of the Letter Agreement Amendment Proposal?

A:
Aside from their interests as shareholders, XPAC’s directors and officers have interests in the Letter Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. See the section entitled “Proposal No. 4 — The Letter Agreement Amendment Proposal —  Interests of the Sponsor and XPAC’s Directors and Officers” in this proxy statement.

Q:
Do I have appraisal rights or dissenters’ rights if I object to any of the proposals presented at the Shareholder Meeting?

A:
No. There are no appraisal rights available to XPAC’s shareholders in connection with the Extension Amendment Proposal, the Redemption Liquidation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal.

Under Cayman Islands law, there are no dissenters’ rights available to XPAC’s shareholders in connection with the Extension Amendment Proposal, the Redemption Liquidation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal. However, you may elect to have your shares redeemed in connection with the adoption of the Extension Amendment Proposal as described under “How do I exercise my redemption rights?” below.
Q:
If I am a Public Warrant (as defined below) holder, can I exercise redemption rights with respect to my Public Warrants?

A:
No. The holders of warrants issued in connection with the IPO (with a whole warrant representing the right to acquire one Class A Ordinary Share at an exercise price of $11.50 per share) (the “Public Warrants”) have no redemption rights with respect to such Public Warrants.

Q:
What do I need to do now?

A:
You are urged to read carefully and consider the information contained in this proxy statement and to consider how the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q:
How do I exercise my redemption rights?

A:
If you are a holder of Class A Ordinary Shares and wish to exercise your right to redeem your Class A Ordinary Shares, you must:

I.
(a) hold Class A Ordinary Shares, or (b) hold Class A Ordinary Shares through the units sold in the IPO (the “Units”) and elect to separate your Units into the underlying Class A Ordinary Shares and Public Warrants prior to exercising your redemption rights with respect to the Class A Ordinary Shares;

II.
submit a written request to Continental, the Transfer Agent in which you request that XPAC redeem all or a portion of your Class A Ordinary Shares for cash; and

II.
tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

The address of the Transfer Agent is listed under the question “Who can help answer my questions?” below.
Holders of Units must elect to separate the underlying Class A Ordinary Shares and Public Warrants prior to exercising redemption rights with respect to the Class A Ordinary Shares. If holders hold their Units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the Units into the underlying Class A Ordinary Shares and Public Warrants, or if a holder holds Units registered in its own name, the holder must contact the Transfer Agent directly and instruct it to do so.
In connection with the Extension Amendment Proposal, any holder of Class A Ordinary Shares will be entitled to request that their Class A Ordinary Shares be redeemed for a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the Shareholder Meeting, including interest earned on the funds held in the Trust Account and not previously released to XPAC to pay its taxes, divided by the number of then-outstanding Class A Ordinary Shares. As of June 30, 2023, the most recent practicable date prior to the date of this proxy statement, this would have amounted to approximately $10.37 per Public Share. However, the proceeds deposited in the Trust Account could become subject to the claims of our creditors, if any, which could have priority over the claims of our public shareholders. Therefore, the per share distribution from the Trust Account in such a situation may be less than originally anticipated due to such claims. We anticipate that the funds to be distributed to public shareholders electing to redeem their Class A Ordinary Shares will be distributed promptly after the Shareholder Meeting.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with the consent of the Board. If you tender or deliver your shares (and share certificates (if any) and other redemption forms) for redemption to the Transfer Agent and later decide prior to the Shareholder Meeting not to elect redemption, you may request that XPAC instruct the Transfer Agent to return the shares (physically or electronically). You may make such request by contacting the Transfer Agent at the phone number or address listed at the end of this section. We will be required to honor such request only if made prior to the deadline for exercising redemption requests.
Any corrected or changed written exercise of redemption rights must be received by the Transfer Agent prior to the deadline for exercising redemption requests and, thereafter, with the consent of the Board. No request for redemption will be honored unless the holder’s shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to the Transfer Agent by 5:00 p.m., Eastern Time, on July 25, 2023 (two business days prior to the initially scheduled date of the Shareholder Meeting).
If a holder of Class A Ordinary Shares properly makes a request for redemption and the Class A Ordinary Shares (and share certificates (if any) and other redemption forms) are tendered or delivered as described above, then, XPAC will redeem Class A Ordinary Shares for a pro rata portion of funds deposited in the Trust Account, calculated as of two business days prior to the Shareholder Meeting. If you are a holder of Class A Ordinary Shares and you exercise your redemption rights, it will not result in the loss of any Public Warrants that you may hold.
Q:
What are the U.S. federal income tax consequences of exercising my redemption rights?

A:
The U.S. federal income tax consequences of exercising your redemption rights will depend on your particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances. For additional discussion of certain material U.S. federal income tax considerations with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.”

Q:
What should I do if I receive more than one set of voting materials for the Shareholder Meeting?

A:
You may receive more than one set of voting materials for the Shareholder Meeting, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:
Who will solicit and pay the cost of soliciting proxies for the Shareholder Meeting?

A:
XPAC will pay the cost of soliciting proxies for the Shareholder Meeting, provided that if the Sponsor Handover is consummated, the New Sponsor may assume such costs. XPAC has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the extraordinary general meeting. XPAC has agreed to pay a fee of $32,500. XPAC will reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify and its affiliates against certain claims, liabilities, losses, damages and expenses. XPAC also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of XPAC Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of XPAC Ordinary Shares and in obtaining voting instructions from those owners. XPAC’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
Q:
Who can help answer my questions?

A:
If you have questions about the proposals or if you need additional copies of this proxy statement or the enclosed proxy card you should contact Morrow Sodali, XPAC’s proxy solicitor:

Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902, United States
Individuals Call Toll-Free: (800) 662-5200
Banks and Brokers Call: (203) 658-9400
Email: xpax.info@investor.morrowsodali.com
You may also contact XPAC at:
XPAC Acquisition Corp.
55 West 46th Street, 30th Floor
New York, NY 10036
United States
Email: xpac@xpi.com.br
You also may obtain additional information about XPAC from documents filed with the SEC by following the instructions in the section titled “Where You Can Find More Information.” If you are a public shareholder and you intend to seek redemption of your shares, you will need to deliver your Class A Ordinary Shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to the Transfer Agent at the address below prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days prior to the date of the Shareholder Meeting). If you have questions regarding the certification of your position or delivery of your shares, please contact:
Continental Stock Transfer & Trust Company
One State Street, 30th Floor
New York, NY 10004-1561
E-mail: proxy@continentalstock.com

EXTRAORDINARY GENERAL MEETING
This proxy statement is being provided to XPAC shareholders as part of a solicitation of proxies by the Board for use at the extraordinary general meeting of XPAC Shareholders to be held on July 27, 2023, and at any adjournment thereof. This proxy statement contains important information regarding the Shareholder Meeting, the proposals on which you are being asked to vote and information you may find useful in determining how to vote and voting procedures.
This proxy statement is being first mailed on or about July 10, 2023, to all shareholders of record of XPAC as of June 29, 2023, the Record Date for the Shareholder Meeting. Shareholders of record who owned Ordinary Shares at the close of business on the Record Date are entitled to receive notice of, attend and vote at the Shareholder Meeting.
Date, Time and Place of Shareholder Meeting
The Shareholder Meeting will be held on July 27, 2023 at 9.30 a.m., Eastern Time, at the offices of XPAC located at 55 West 46 Street, 30th Floor, New York, NY 10036, United States, and via a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be adjourned.
Shareholders may attend the Shareholder Meeting in person. However, we encourage you to attend the Shareholder Meeting virtually.
You can pre-register to attend the virtual Shareholder Meeting starting on July 20, 2023 at 9.30 a.m., Eastern Time (five business days prior to the meeting date) by entering the URL address into your browser https://www.cstproxy.com/xpacaquisition/2023 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Shareholder Meeting. At the start of the Shareholder Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Shareholder Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you will need to contact the Transfer Agent to receive a control number. If you plan to vote at the Shareholder Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, the Transfer Agent will issue you a guest control number with proof of ownership. Either way you must contact the Transfer Agent for specific instructions on how to receive the control number. The Transfer Agent can be contacted at 917-262-2373, or via email at proxy@continentalstock.com. Please allow up to 72 hours prior to the meeting for processing your control number. Investors should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the pin number 4218486#. Please note that you will not be able to vote or ask questions at the Shareholder Meeting if you choose to participate telephonically.
The Proposals at the Shareholder Meeting
At the Shareholder Meeting, XPAC shareholders will consider and vote on the following proposals:
1.
Proposal No. 1 — The Extension Amendment Proposal — To amend, by way of special resolution, XPAC’s Articles, as set forth in Annex A of the this proxy statement to extend the Termination Date by which XPAC has to consummate a Business Combination from the Original Termination Date to the Articles Extension Date and to allow the Board of XPAC, without another shareholder vote, to extend the Termination Date to consummate a Business Combination on a monthly basis for up to twelve times by an additional one month each time after the Original Termination Date, by resolution of the Directors, until August 3, 2024 (which is 36 months from the closing of the IPO or a total of twelve months after the Original Termination Date);

2.
Proposal No. 2 — The Redemption Limitation Amendment Proposal — To amend, by way of special resolution, XPAC’s Articles, as provided by the second resolution in the form set forth in Annex A to this proxy statement to eliminate from the Articles the limitation that XPAC shall not redeem Public Shares to the extent that such redemption would cause XPAC’s net tangible assets to be less than the Redemption Limitation. The Redemption Limitation Amendment would allow XPAC to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation;
3.
Proposal No. 3 — The Name Change Amendment Proposal — To amend, by way of special resolution, XPAC’s Articles, as provided by the third resolution in the form set forth in Annex A to the accompanying proxy statement to change the name of XPAC from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”;

4.
Proposal No. 4 — Letter Agreement Amendment Proposal — To amend, by way of ordinary resolution, the Letter Agreement to allow the Sponsor to transfer its holdings in XPAC, directly or indirectly, to J. Streicher Holdings, LLC or its affiliates prior to the expiration of the applicable lock-up. A copy of the Letter Agreement Amendment is set forth in Annex B to this proxy statement; and

5.
Proposal No. 5 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, or sine die, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that XPAC would not adhere to the continued listing requirements of Nasdaq, or (iii) if XPAC determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.

Voting Power; Record Date
As a shareholder of XPAC, you have a right to vote on certain matters affecting XPAC. The proposals that will be presented at the Shareholder Meeting and upon which you are being asked to vote are summarized above and fully set forth in this proxy statement. You will be entitled to vote or direct votes to be cast at the Shareholder Meeting if you owned Ordinary Shares at the close of business on June 29, 2023, which is the Record Date for the Shareholder Meeting. You are entitled to one vote for each Ordinary Share that you owned as of the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 21,961,131 issued and outstanding Class A Ordinary Shares held by the public shareholders and 5,490,283 Class B Ordinary Shares held by the Initial Shareholders.
Recommendation of the Board
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS
Quorum
The presence (which would include presence at the virtual Shareholder Meeting), in person or by proxy, of shareholders holding a majority of the Ordinary Shares at the Shareholder Meeting constitutes a quorum at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum. As of the Record Date, 13,725,708 Ordinary Shares would be required to achieve a quorum. The Initial Shareholders, who own approximately 20% of the issued and outstanding Ordinary Shares as of the Record Date, will count towards this quorum. As a result, as of the Record Date, in addition to the shares of the Initial Shareholders, an additional 8,235,425 Ordinary Shares held by public shareholders would be required to be present at the Shareholder Meeting to achieve a quorum.

Abstentions and Broker Non-Votes
Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of any of the proposals voted upon at the Shareholder Meeting.
Under Nasdaq rules, if a shareholder holds their shares in “street name” through a bank, broker or other nominee and the shareholder does not instruct their broker, bank or other nominee how to vote their shares on a proposal, the broker, bank or other nominee has the authority to vote the shares in its discretion on certain “routine” matters. However, banks, brokers and other nominees are not authorized to exercise their voting discretion on any “non-routine” matters. This can result in a “broker non-vote,” which occurs on a proposal when (i) a bank, broker or other nominee has discretionary authority to vote on one or more “routine” proposals to be voted on at a meeting, (ii) there are one or more “non-routine” proposals to be voted on at the meeting for which the bank, broker or other nominee does not have authority to vote without instructions from the beneficial owner of the shares and (iii) the beneficial owner fails to provide the bank, broker or other nominee with voting instructions on a “non-routine” matter.
We believe that all of the proposals to be voted on at the Shareholder Meeting will be considered non-routine matters. As a result, if you hold your shares in “street name,” your bank, brokerage firm or other nominee cannot vote your shares on any of the proposals to be voted on at the Shareholder Meeting without your instruction.
Because all of the proposals to be voted on at the Shareholder Meeting are “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any proposals unless instructed, so XPAC does not expect there to be any broker non-votes at the Shareholder Meeting.
Vote Required for Approval
The approval of each of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal and the Name Change Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
Approval of each of the Letter Agreement Amendment Proposal and the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting.
The Initial Shareholders intend to vote all of their Ordinary Shares in favor of the proposals being presented at the Shareholder Meeting. As of the date of this proxy statement, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares.

The following table reflects the number of additional Public Shares required to approve each proposal:
	Number of Additional Public Shares Required to Approve Proposal
Proposal	Approval Standard	If Only Quorum Is Present and All Present Shares Cast Votes	If All Shares Are Present and All Present Shares Cast Votes
Extension Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	3,660,189	12,810,660
Redemption Limitation Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	3,660,189	12,810,660
Name Change Amendment Proposal	At least two-thirds (2/3) majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	3,660,189	12,810,660
Letter Agreement Amendment Proposal	Majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	1,372,572	8,235,425
Adjournment Proposal	Majority of Ordinary Shares entitled to vote and voted at the Shareholder Meeting	1,372,572	8,235,425
Voting Your Shares
If you were a holder of record of Ordinary Shares as of the close of business the Record Date for the Shareholder Meeting, you may vote with respect to the proposals in person or virtually at the Shareholder Meeting, or by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. Your proxy card shows the number of Ordinary Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.
There are three ways to vote your Ordinary Shares at the Shareholder Meeting:
Voting by Mail.   By signing and dating the proxy card and returning it in the enclosed prepaid and addressed envelope, you are authorizing the individual(s) named on the proxy card to vote your shares at the Shareholder Meeting in the manner you indicate. You are encouraged to sign, date and return the proxy card even if you plan to attend the Shareholder Meeting so that your shares will be voted if you are unable to attend the Shareholder Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign, date and return all proxy cards to ensure that all of your shares are voted. Votes submitted by mail must be received by 9.30 a.m., Eastern Time, on July 25, 2023, being 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting).
Voting in Person at the Meeting.   If you attend the Shareholder Meeting and plan to vote in person, you will be provided with a ballot at the Shareholder Meeting. If your shares are registered directly in your name, you are considered the shareholder of record and you have the right to attend and vote in person at the Shareholder Meeting. If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or other nominee, you should follow the instructions provided by your bank, broker or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Shareholder Meeting and vote in person, you will need to bring to the Shareholder Meeting a legal proxy from your bank, broker or nominee authorizing you to vote these shares

Voting Electronically.   If your shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote at the Shareholder Meeting by visiting https://www.cstproxy.com/xpacaquisition/2023 and entering the control number found on your proxy card, voting instruction form or notice included in the proxy materials and you are able to vote prior to the Shareholder Meeting by visiting https://www.cstproxy.com/xpacaquisition/2023.
Revoking Your Proxy
If you give a proxy, you may revoke it at any time before the Shareholder Meeting or at the Shareholder Meeting by doing any one of the following:
•
you may send a later-dated, signed proxy card to Continental, the Transfer Agent, which shall be received no later than 48 hours before the time appointed for the holding of the Shareholder Meeting (or, in the case of an adjournment, no later than 48 hours before the time appointed for the holding of the adjourned meeting);

•
you may notify the Board in writing to XPAC Acquisition Corp., 55 West 46th Street, 30th Floor, New York, NY 10036, United States, before the Shareholder Meeting that you have revoked your proxy; or

•
you may attend the Shareholder Meeting, revoke your proxy, and vote in person, as indicated above.

However, if your shares are held in “street name” by your bank, broker or another nominee, you must contact your bank, broker or other nominee to change your vote.
No Additional Matters
The Shareholder Meeting has been called only to consider and vote on the approval of the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal and the Adjournment Proposal. Under the Articles, other than procedural matters incident to the conduct of the Shareholder Meeting, no other matters may be considered at the Shareholder Meeting if they are not included in this proxy statement, which serves as the notice of the Shareholder Meeting.
Who Can Answer Your Questions about Voting
If you are an XPAC shareholder and have any questions about how to vote or direct a vote in respect of your Ordinary Shares, you may call Morrow Sodali, XPAC’s proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing xpax.info@investor.morrowsodali.com.
Redemption Rights
Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that XPAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.37 per share as of June 30, 2023, the most recent practicable date prior to the date of this proxy statement), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, XPAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, if the Redemption Limitation Amendment Proposal is not approved, XPAC will not proceed with the Extension Amendment if XPAC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, the Transfer Agent in which you request that XPAC redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)
tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold your shares in “street name,” you will have to coordinate with your broker to have your shares certificated or tendered/delivered electronically. Shares of XPAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act, will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the IPO, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on July 7, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.37 per share. As of June 30, 2023, the cash held in the Trust Account on such date was $227,731,980 (including interest not previously released to XPAC to pay its taxes) ($10.37 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. XPAC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging his, her or its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering or delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.
For a discussion of certain material U.S. federal income tax considerations for shareholders with respect to the exercise of these redemption rights, see “Certain Material U.S. Federal Income Tax Considerations for Shareholders Exercising Redemption Rights.” The consequences of a redemption to any particular shareholder will depend on that shareholder’s particular facts and circumstances. Accordingly, you are urged to consult your tax advisor to determine your tax consequences from the exercise of your redemption rights, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws in light of your particular circumstances.
XPAC reserves the right at any time to adjourn the Shareholder Meeting indefinitely and/or not to submit to its shareholders the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal, including if the Sponsor Handover is not expected to be consummated. In the event the Shareholder Meeting is adjourned indefinitely, and a Business Combination is not consummated prior to August 3, 2023, XPAC will dissolve and liquidate in accordance with the Memorandum and Articles of Association.
Appraisal Rights and Dissenters’ Rights
There are no appraisal rights available to XPAC’s shareholders in connection with the Extension Amendment Proposal, the Redemption Liquidation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal. Under Cayman Islands law, there are no dissenters’ rights available to XPAC’s shareholders in connection with the Extension Amendment Proposal, the Redemption Liquidation Amendment Proposal, the Name Change Amendment Proposal, the Letter Agreement Amendment Proposal or the Adjournment Proposal. However, holders of Public Shares may elect to have their shares redeemed in connection with the adoption of the Extension Amendment Proposal, as described under “Redemption Rights” above.
Proxy Solicitation Costs
XPAC is soliciting proxies on behalf of the Board. This proxy solicitation is being made by mail, but also may be made by telephone or in person. XPAC has engaged Morrow Sodali to assist in the solicitation of proxies for the Shareholder Meeting. XPAC’s directors and officers may also solicit proxies in person. XPAC will ask banks, brokers and other institutions, nominees and fiduciaries to forward this proxy statement and the related proxy materials to their principals and to obtain their authority to execute proxies and voting instructions.
XPAC will bear the entire cost of the proxy solicitation, including the preparation, assembly, printing, mailing and distribution of this proxy statement and the related proxy materials, provided that if the Sponsor Handover is consummated, the New Sponsor may assume such costs. XPAC will pay Morrow Sodali a fee of $32,500, plus disbursements, reimburse Morrow Sodali for its reasonable out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as XPAC’s proxy solicitor. XPAC will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding this proxy statement and the related proxy materials to XPAC’s shareholders. Directors and officers of XPAC who solicit proxies will not be paid any additional compensation for soliciting.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
XPAC is proposing to amend its Articles to extend the date by which XPAC has to consummate a Business Combination to the Articles Extension Date so as to give XPAC additional time to consummate a Business Combination. In addition, the approval of the Extension Amendment Proposal is a condition to the consummation of the Sponsor Handover.
Without the Extension Amendment, XPAC believes that it will not be able to consummate a Business Combination on or before the Original Termination Date. If that were to occur, XPAC would be precluded from completing a Business Combination and would be forced to liquidate.
As contemplated by the Articles, the holders of XPAC’s Public Shares may elect to redeem all or a portion of their Public Shares in exchange for their pro rata portion of the funds held in the Trust Account if the Extension Amendment is implemented.
On June 30, 2023, the most recent practicable date prior to the date of this proxy statement, the redemption price per Class A Ordinary Share was approximately $10.37, based on the aggregate amount on deposit in the Trust Account of approximately $227,731,980 as of June 30, 2023 (including interest not previously released to XPAC to pay its taxes), divided by the total number of then outstanding Public Shares. The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC to pay its taxes two business days prior to the initially scheduled date of the Shareholder Meeting. The closing price of the Class A Ordinary Shares on Nasdaq on July 7, 2023 was $10.37. Accordingly, if the market price of the Class A Ordinary Shares were to remain the same until the date of the Shareholder Meeting, exercising redemption rights would result in a public shareholder receiving approximately the same per share than if the shares were sold in the open market (based on the per share redemption price as of July 7, 2023). XPAC cannot assure shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares. XPAC believes that such redemption right enables its public shareholders to determine whether to sustain their investments for an additional period if XPAC does not consummate a Business Combination on or before the Original Termination Date.
Reasons for the Extension Amendment Proposal
The Articles provide that XPAC has until August 3, 2023 to consummate a Business Combination. XPAC and its officers and directors agreed that they would not seek to amend XPAC’s Articles to allow for a longer period of time to consummate a Business Combination unless XPAC provided holders of its Public Shares with the right to seek redemption of their Public Shares in connection therewith. The Board believes that it is in the best interests of XPAC shareholders that the Extension Amendment be obtained so that XPAC will have additional time to consummate a Business Combination. Without the Extension Amendment, XPAC believes that it will not be able to consummate a Business Combination on or before August 3, 2023. If that were to occur, XPAC would be precluded from completing a Business Combination and would be forced to liquidate.
The Extension Amendment Proposal is essential to allowing XPAC additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment. If the Redemption Limitation Amendment Proposal is not approved, XPAC will not proceed with the Extension Amendment if XPAC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
On July 10, 2023, J. Streicher Holdings, LLC (which is referred to herein as the New Sponsor), XPAC and the Sponsor entered into a Purchase and Sponsor Handover Agreement. Pursuant to the Purchase and Sponsor Handover Agreement, subject to satisfaction of certain conditions, (i) the Sponsor agreed to sell, and the New Sponsor agreed to purchase, 4,400,283 Class B Ordinary Shares and 4,261,485 Private Placement

Warrants to acquire 4,261,485 Class A Ordinary Shares held by the Sponsor, for a total purchase price of $250,000, and (ii) the New Sponsor agreed to become the Sponsor of XPAC (which are together referred to herein as the Sponsor Handover). The New Sponsor has also agreed to reimburse the Sponsor for $25,000 of legal fees and other expenses incurred by the Sponsor in connection with the transactions contemplated by the Purchase and Sponsor Handover Agreement. A copy of the Purchase and Sponsor Handover Agreement has been filed as an exhibit to the Current Report on Form 8-K filed by XPAC on July 10, 2023.
As a condition to consummation of the Sponsor Handover, new Board members and a new management team for XPAC would be appointed by the existing Board and the existing Board members and the existing management team would resign (which is referred to herein as the Director and Management Handover), which would be effective upon consummation of the Sponsor Handover or as soon as possible thereafter.
Pursuant to the terms of the Purchase and Sponsor Handover Agreement, the New Sponsor agreed, among other things, to (i) join as a party to the Letter Agreement, (ii) at its own cost and expense to (a) extend the term of the existing directors’ and officers’ liability insurance policy for the coverage period ending no earlier than August 15, 2024, and (b) prior to a Business Combination, obtain commercially reasonable run-off or “tail” directors’ and officers’ liability insurance policy coverage, including for the benefit of the Sponsor and the directors and officers of XPAC that are party to the Letter Agreement, (iii) indemnify and hold harmless the Sponsor on terms that are the same as the indemnity agreements entered into between XPAC and the indemnitees in connection with the IPO, and, if requested by the Sponsor or any other indemnitee, XPAC and the New Sponsor shall assume the defense of any relevant claims or proceedings, and (iv) procure that, in connection with any Business Combination entered into by XPAC, the Sponsor and the independent directors of XPAC (as of the date of this proxy statement) shall have the benefit of demand, piggyback and shelf registration rights with respect to any securities of XPAC (or any successor company following a Business Combination) that are owned by the Sponsor or such independent directors on terms that are at least equal to those granted to the New Sponsor or any PIPE investors in connection with such Business Combination. In addition, pursuant to the terms of the Purchase and Sponsor Handover Agreement, (i) each of the parties thereto agreed, among other things, that the provisions of each of the indemnity agreements dated July 29, 2021 entered into between the XPAC and each of the directors and officers of XPAC shall remain in full force and effect notwithstanding any resignation of the directors and officers of XPAC, and (ii) XPAC and the New Sponsor agreed to release the directors and officers of XPAC (as of the date of this proxy statement) and the Sponsor from any and all claims relating to XPAC that accrued or may have accrued prior to consummation of the Sponsor Handover.
The Purchase and Sponsor Handover Agreement provides that consummation of the Sponsor Handover is conditional on, among other things, (i) approval of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal, (ii) the New Sponsor joining as a party to the Letter Agreement, (iii) the Director and Management Handover, and (iv) the New Sponsor, at its own cost and expense, having extended the term of the existing directors’ and officers’ liability insurance policy for the coverage period ending no earlier than August 15, 2024. There can be no assurance that the conditions to the consummation of the Sponsor Handover will be satisfied or that the Sponsor Handover will be consummated.
The Sponsor, the Board and XPAC’s management team believe that shareholders of XPAC will benefit from the Sponsor Handover as the Sponsor Handover, together with the extension of the Original Termination Date, would provide XPAC with additional time to consummate a Business Combination.
Based on 21,961,131 Class A Ordinary Shares and 5,490,283 Class B Ordinary Shares outstanding on the date of this proxy statement (which does not take into account any Public Shares that are redeemed in connection with the Redemption (as defined below)), immediately following consummation of the Sponsor Handover, the New Sponsor will own 80.1% of the outstanding Class B Ordinary Shares, and 16.0% of the outstanding Ordinary Shares (not including the Class A Ordinary Shares issuable upon exercise of the Private Placement Warrants that will be owned by the New Sponsor).
Immediately following consummation of the Sponsor Handover, the Sponsor will own 1,000,000 Class B Ordinary Shares and the three independent directors of XPAC (as of the date of this proxy statement) will own 30,000 Class B Ordinary Shares. Based on 21,961,131 Class A Ordinary Shares and 5,490,283 Class B Ordinary Shares outstanding on the date of this proxy statement (which does not take into account any Public Shares that are redeemed in connection with the Redemption), immediately following consummation of the transactions contemplated by the Purchase and Sponsor Handover Agreement, the Sponsor and the three independent directors of XPAC (as of the date of this proxy statement) will own 19.9% of the outstanding Class B Ordinary Shares, and 4.0% of the outstanding Ordinary Shares.
If the Extension Amendment Proposal Is Not Approved
Each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Insider Letter Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment and the Sponsor Handover will not be implemented.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal are not approved, a Business Combination is not consummated on or before the Original Termination Date, XPAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of XPAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no redemption rights or liquidating distributions from the Trust Account with respect to XPAC’s warrants, which will expire worthless in the event XPAC dissolves and liquidates the Trust Account.
If the Extension Amendment Proposal Is Approved and Implemented
If the Extension Amendment Proposal is approved and implemented, XPAC shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Extension Amendment Proposal to extend the time it has to consummate a Business Combination until the Articles Extension Date are made. XPAC will then continue to attempt to consummate a Business Combination until the Articles Extension Date. XPAC will remain a reporting company under the Exchange Act and its Class A Ordinary Shares will remain publicly traded during this time.
In addition, if the Redemption Limitation Amendment Proposal is not approved, XPAC will not proceed with the Extension Amendment if XPAC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemptions.
A copy of the proposed amendments to the Articles of XPAC is attached to this proxy statement under the first resolution in Annex A.
Interests of the Sponsor and XPAC’s Directors and Officers
When you consider the recommendation of the Board, XPAC shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of XPAC have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to XPAC shareholders that they approve the Extension Amendment Proposal. XPAC shareholders should take these interests into account in deciding whether to approve the Extension Amendment Proposal:
•
the fact that the Sponsor has invested in XPAC an aggregate of $6,417,228, comprising the $25,000 purchase price for 5,490,283 Class B Ordinary Shares and the $6,329,228 purchase price for 4,261,485 Private Placement Warrants. Based on the closing price of the Class A Ordinary Shares on Nasdaq of $10.37 per Class A Ordinary Share on July 7, 2023 (the most recent practicable date prior to the date of this proxy statement), the 5,490,283 Class B Ordinary Shares held by the Sponsor and the other Initial Shareholders would have an implied aggregate market value of $56,934,235. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.17 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in XPAC by the Sponsor and the other Initial Shareholders. As a result, if a Business Combination is completed, notwithstanding the transfer by the Sponsor of over 80% of its Class B Ordinary Shares and all of the Private Placement Warrants in connection with the Sponsor Handover, the Sponsor is likely to be able to make a substantial profit on any remaining investment in XPAC at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal not approved and XPAC liquidates without consummating a Business Combination by August 3, 2023, the Sponsor and the other Initial Shareholders will lose their entire investment in XPAC;
•
the fact that the Sponsor paid $6,392,228 for 4,261,485 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal are not approved and we do not consummate a Business Combination by August 3, 2023, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by the Sponsor will be worthless;

•
the fact that the Sponsor and the other Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the fact that the Sponsor and XPAC’s directors and officers will only be reimbursed for any loans extended, fees due or out-of pocket expenses either (i) prior to the consummation of a Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of a Business Combination. As of March 31, 2023, XPAC had cash of $10,640 outside of the Trust Account available for working capital needs. As of March 31, 2023, XPAC owed $569,958 to the Sponsor pursuant to an unsecured non-interest bearing promissory note and other amounts due to the Sponsor;

•
the fact that, if the Trust Account is liquidated in the event XPAC is unable to complete a Business Combination within the required time period, the Sponsor has agreed, subject to certain limitations, to indemnify XPAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share;

•
the fact that the Sponsor and the other Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if XPAC liquidates without completing a Business Combination;

•
the continued indemnification of XPAC’s existing directors and officers and the continuation of director’s and officer’s liability insurance policies maintained by XPAC and any insurance policies to be maintained after consummation of a Sponsor Handover and a Business Combination;

•
the fact that consummation of the Sponsor Handover is conditional on, among other things, approval of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal;

•
the fact that the Sponsor will receive the purchase price of $250,000 from the New Sponsor in respect of the sale of the 4,400,283 Class B Ordinary Shares and 4,261,485 Private Placement Warrants in connection with consummation of the Sponsor Handover, and the Sponsor will receive a reimbursement of $25,000 in respect of legal fees and other expenses incurred by the Sponsor in connection with the transactions contemplated by the Purchase and Sponsor Handover Agreement; and

•
the fact the Sponsor and the independent directors of XPAC (as of the date of this proxy statement) have the potential to make a substantial profit on the remaining interest in XPAC that they hold following consummation of the Sponsor Handover if XPAC subsequently completes a Business Combination.

Redemption Rights
Pursuant to the Articles, holders of Class A Ordinary Shares may seek to redeem their shares for cash, regardless of whether they vote for or against, or whether they abstain from voting on, the Extension Amendment Proposal. In connection with the Extension Amendment Proposal, any shareholder holding Class A Ordinary Shares may demand that XPAC redeem such shares for a full pro rata portion of the Trust Account (which, for illustrative purposes, was $10.37 per share as of June 30, 2023), calculated as of two business days prior to the Shareholder Meeting. If a holder properly seeks redemption as described in this section, XPAC will redeem these shares for a pro rata portion of funds deposited in the Trust Account and the holder will no longer own these shares following the Shareholder Meeting. However, if the Redemption Limitation Amendment Proposal is not approved, XPAC will not proceed with the Extension Amendment if XPAC will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account Redemptions.
As a holder of Class A Ordinary Shares, you will be entitled to receive cash for any Class A Ordinary Shares to be redeemed only if you:
(i)
hold Class A Ordinary Shares;

(ii)
submit a written request to Continental, the Transfer Agent in which you request that XPAC redeem all or a portion of your Class A Ordinary Shares for cash; and

(iii)
tender your Class A Ordinary Shares by either delivering your share certificate (if any) and other redemption forms to the Transfer Agent or by delivering your Public Shares electronically using the Depository Trust Company’s DWAC (Deposit Withdrawal At Custodian) system.

Holders must complete the procedures for electing to redeem their Class A Ordinary Shares in the manner described above prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days before the initially scheduled date of the Shareholder Meeting) (the “Redemption Deadline”) in order for their shares to be redeemed.
The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.
If you hold the shares in “street name,” you will have to coordinate with your broker to have your shares certificated or delivered electronically. Shares of XPAC that have not been tendered (either physically or electronically) in accordance with these procedures will not be redeemed for cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or tendering/delivering them through DTC’s DWAC system. The Transfer Agent will typically charge the tendering broker $100 and it would be up to the broker whether or not to pass this cost on to the redeeming shareholder.
Any request for redemption, once made by a holder of Class A Ordinary Shares, may not be withdrawn following the Redemption Deadline, unless the Board determines (in its sole discretion) to permit such withdrawal of a redemption request (which it may do in whole or in part).
Any corrected or changed written exercise of redemption rights must be received by Continental, at least two business days prior to the initially scheduled date of the Shareholder Meeting. No request for redemption will be honored unless the holder’s Class A Ordinary Shares (and share certificates (if any) and other redemption forms) have been tendered or delivered (either physically or electronically) to Continental, prior to 5:00 p.m., Eastern Time, on July 25, 2023 (two business days before the initially scheduled date of the Shareholder Meeting).
Notwithstanding the foregoing, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Class A Ordinary Shares with respect to more than an aggregate of 15% of the Class A Ordinary Shares sold in the IPO, without our prior consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the outstanding Class A Ordinary Shares, then any such shares in excess of that 15% limit would not be redeemed for cash, without our prior consent.
The closing price of Class A Ordinary Shares on July 7, 2023, the most recent practicable date prior to the date of this proxy statement, was $10.37 per share. As of June 30, 2023, the cash held in the Trust Account on such date was $227,731,980 (including interest not previously released to XPAC to pay its taxes) ($10.37 per Class A Ordinary Share). The Redemption price per share will be calculated based on the aggregate amount on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC to pay its taxes two business days prior to the Shareholder Meeting. Prior to exercising redemption rights, shareholders should verify the market price of Class A Ordinary Shares as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. XPAC cannot assure its shareholders that they will be able to sell their Class A Ordinary Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.
If a holder of Class A Ordinary Shares exercises his, her or its redemption rights, then he, she or it will be exchanging its Class A Ordinary Shares for cash and will no longer own those shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering/delivering your shares (and share certificates (if any) and other redemption forms) (either physically or electronically) to Continental two business days prior to the initially scheduled date of the Shareholder Meeting.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Extension Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders intend to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Extension Amendment Proposal will require the affirmative vote of (i) 12,810,660 (or 58.3%), assuming all issued and outstanding Ordinary Shares are voted, or (ii) 3,660,189 (or 16.7%), assuming only the minimum number of shares representing a quorum are voted, in each case of the 21,961,131 Public Shares outstanding as of the Record Date.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution:
a)
Article 49.7 of the Company’s Articles be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (or up to 36 months without another shareholder vote if such date is extended by the Company (acting by the Directors) as set forth below), or such later time as the Members may approve in accordance with the Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within 24 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to twelve times by an additional one month each time after the twenty-fourth (24th) month from the closing of the IPO, by resolution of the Directors, until 36 months from the closing of the IPO, on such terms as have been notified to the Members prior to the adoption of the Articles.”
b)
Article 49.8 of the Company’s Articles be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (or up to 36 months if such date is extended), or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT XPAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF
THE EXTENSION AMENDMENT PROPOSAL.

PROPOSAL NO. 2 — THE REDEMPTION LIMITATION AMENDMENT PROPOSAL
Overview
The Redemption Limitation Amendment Proposal asks XPAC shareholders to approve an amendment to the Articles in the form set forth in Annex A of this proxy statement, by way of special resolution, to eliminate from the Articles the Redemption Limitation in order to allow XPAC to redeem Public Shares irrespective of whether such redemption would exceed the Redemption Limitation.
Reasons for the Redemption Limitation Amendment Proposal
The Board believes the opportunity to consummate a Business Combination is in the best interests of XPAC and its shareholders.
If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that the Redemption Limitation would be exceeded, the Redemption Limitation would prevent XPAC from being able to consummate a Business Combination. XPAC believes that the Redemption Limitation is not needed. The purpose of such limitation was initially to ensure that XPAC did not become subject to the SEC’s “penny stock” rules. Because the Public Shares would not be deemed to be “penny stock” as such securities are listed on a national securities exchange, XPAC is presenting the Redemption Limitation Amendment Proposal to facilitate the consummation of a Business Combination. If the Redemption Limitation Amendment Proposal is not approved and there are significant requests for redemption such that XPAC’s net tangible assets would be less than $5,000,001 upon the consummation of the Business Combination, the Articles would prevent XPAC from being able to consummate the Business Combination even if all other conditions to closing are met.
If the Redemption Limitation Amendment Proposal Is Not Approved
If the Redemption Limitation Amendment Proposal is not approved, we will not redeem Public Shares to the extent that accepting all properly submitted redemption requests would exceed the Redemption Limitation. In the event that the Redemption Limitation Amendment Proposal is not approved and we receive notice of redemptions of Public Shares approaching or in excess of the Redemption Limitation, we and/or the Sponsor may take action to increase our net tangible assets to avoid exceeding the Redemption Limitation.
If the Redemption Limitation Amendment Proposal Is Approved and Implemented
If the Redemption Limitation Amendment Proposal is approved and implemented, our Articles will be amended pursuant to the second resolution in the form set forth in Annex A of this proxy statement effective on the date of the approval.
A copy of the proposed amendments to the Articles of XPAC is attached to this proxy statement under the second resolution in Annex A.
Interests of the Sponsor and XPAC’s Directors and Officers
When you consider the recommendation of the Board, XPAC shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of XPAC have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to XPAC shareholders that they approve the Redemption Limitation Amendment Proposal. XPAC shareholders should take these interests into account in deciding whether to approve the Redemption Limitation Amendment Proposal:
•
the fact that the Sponsor has invested in XPAC an aggregate of $6,417,228, comprising the $25,000 purchase price for 5,490,283 Class B Ordinary Shares and the $6,329,228 purchase price for 4,261,485 Private Placement Warrants. Based on the closing price of the Class A Ordinary Shares on Nasdaq of $10.37 per Class A Ordinary Share on July 7, 2023 (the most recent practicable date prior to the date of this proxy statement), the 5,490,283 Class B Ordinary Shares held by the Sponsor and the other Initial Shareholders would have an implied aggregate market value of $56,934,235. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.17 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in XPAC by the Sponsor and the other Initial Shareholders. As a result, if a Business Combination is completed, notwithstanding the transfer by the Sponsor of over 80% of its Class B Ordinary Shares and all of the Private Placement Warrants in connection with the Sponsor Handover, the Sponsor is likely to be able to make a substantial profit on any remaining investment in XPAC at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal not approved and XPAC liquidates without consummating a Business Combination by August 3, 2023, the Sponsor and the other Initial Shareholders will lose their entire investment in XPAC;
•
the fact that the Sponsor paid $6,392,228 for 4,261,485 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal are not approved and we do not consummate a Business Combination by August 3, 2023, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by the Sponsor will be worthless;

•
the fact that the Sponsor and the other Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the fact that the Sponsor and XPAC’s directors and officers will only be reimbursed for any loans extended, fees due or out-of pocket expenses either (i) prior to the consummation of a Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of a Business Combination. As of March 31, 2023, XPAC had cash of $10,640 outside of the Trust Account available for working capital needs. As of March 31, 2023, XPAC owed $569,958 to the Sponsor pursuant to an unsecured non-interest bearing promissory note and other amounts due to the Sponsor;

•
the fact that, if the Trust Account is liquidated in the event XPAC is unable to complete a Business Combination within the required time period, the Sponsor has agreed, subject to certain limitations, to indemnify XPAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share;

•
the fact that the Sponsor and the other Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if XPAC liquidates without completing a Business Combination;

•
the continued indemnification of XPAC’s existing directors and officers and the continuation of director’s and officer’s liability insurance policies maintained by XPAC and any insurance policies to be maintained after consummation of a Sponsor Handover and a Business Combination;

•
the fact that consummation of the Sponsor Handover is conditional on, among other things, approval of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal;

•
the fact that consummation of the Sponsor Handover is conditional on, among other things, approval of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal;

•
the fact that the Sponsor will receive the purchase price of $250,000 from the New Sponsor in respect of the sale of the 4,400,283 Class B Ordinary Shares and 4,261,485 Private Placement Warrants in connection with consummation of the Sponsor Handover, and the Sponsor will receive a reimbursement of $25,000 in respect of legal fees and other expenses incurred by the Sponsor in connection with the transactions contemplated by the Purchase and Sponsor Handover Agreement; and

•
the fact the Sponsor and the independent directors of XPAC (as of the date of this proxy statement) have the potential to make a substantial profit on the remaining interest in XPAC that they hold following consummation of the Sponsor Handover if XPAC subsequently completes a Business Combination.

Vote Required for Approval
The approval of the Redemption Limitation Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Redemption Limitation Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders intend to vote any Ordinary Shares owned by them in favor of the Redemption Limitation Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Redemption Limitation Amendment Proposal will require the affirmative vote of (i) 12,810,660 (or 58.3%), assuming all issued and outstanding Ordinary Shares are voted, or (ii) 3,660,189 (or 16.7%), assuming only the minimum number of shares representing a quorum are voted, in each case of the 21,961,131 Public Shares outstanding as of the Record Date.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution:
a)
Article 49.5 of XPAC’s Articles be deleted in its entirety and replaced with the following new Article 49.5:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”
b)
Article 49.2 of XPAC’s Articles be deleted in its entirety and replaced with the following new Article 49.2:

“Prior to the consummation of a Business Combination, the Company shall either:
(a)
submit such Business Combination to its Members for approval; or

(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

c)
Article 49.4 of XPAC’s Articles be deleted in its entirety and replaced with the following new Article 49.4:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT XPAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE REDEMPTION LIMITATION AMENDMENT PROPOSAL.

PROPOSAL NO. 3 — THE NAME CHANGE AMENDMENT PROPOSAL
Overview
The Name Change Amendment Proposal asks XPAC shareholders to approve an amendment to the Articles in the form set forth in Annex A of this proxy statement, by way of special resolution, to amend the Articles in order to change the name of XPAC from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”. In addition, the approval of the Name Change Amendment Proposal is a condition to the consummation of the Sponsor Handover.
Reasons for the Name Change Amendment Proposal
As a condition to the consummation of the Sponsor Handover, XPAC has agreed to change the name of XPAC from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”. The purpose of the Name Change Amendment Proposal is to amend the name of XPAC accordingly.
If the Name Change Amendment Proposal Is Not Approved
Each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Insider Letter Amendment Proposal are approved at the Shareholder Meeting, the Extension Amendment and the Sponsor Handover will not be implemented.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal are not approved, and a Business Combination is not consummated on or before the Original Termination Date, XPAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of XPAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no redemption rights or liquidating distributions from the Trust Account with respect to XPAC’s warrants, which will expire worthless in the event XPAC dissolves and liquidates the Trust Account.
If the Name Change Amendment Proposal Is Approved and Implemented
If the Name Change Amendment Proposal is approved and implemented, XPAC shall procure that all filings required to be made with the Registrar of Companies of the Cayman Islands in connection with the Name Change Amendment Proposal to change the name of XPAC from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”.
A copy of the proposed amendments to the Articles of XPAC is attached to this proxy statement under the third resolution in Annex A.
Holders of XPAC’s securities will not be requested or required to exchange any outstanding certificates representing any such securities for new certificates if the Name Change Amendment Proposal is adopted. On and after the effective date of the Name Change Amendment, any certificates representing XPAC’s securities will continue to be valid. Following the effective date of the Name Change Amendment, any newly issued certificates will bear the new name, but this will not affect the validity of any certificates already outstanding. In addition, XPAC plans to change our stock symbol as a result of the name change.

Interests of the Sponsor and XPAC’s Directors and Officers
When you consider the recommendation of the Board, XPAC shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of XPAC have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to XPAC shareholders that they approve the Name Change Amendment Proposal. XPAC shareholders should take these interests into account in deciding whether to approve the Name Change Amendment Proposal:
•
the fact that the Sponsor has invested in XPAC an aggregate of $6,417,228, comprising the $25,000 purchase price for 5,490,283 Class B Ordinary Shares and the $6,329,228 purchase price for 4,261,485 Private Placement Warrants. Based on the closing price of the Class A Ordinary Shares on Nasdaq of $10.37 per Class A Ordinary Share on July 7, 2023 (the most recent practicable date prior to the date of this proxy statement), the 5,490,283 Class B Ordinary Shares held by the Sponsor and the other Initial Shareholders would have an implied aggregate market value of $56,934,235. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.17 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in XPAC by the Sponsor and the other Initial Shareholders. As a result, if a Business Combination is completed, notwithstanding the transfer by the Sponsor of over 80% of its Class B Ordinary Shares and all of the Private Placement Warrants in connection with the Sponsor Handover, the Sponsor is likely to be able to make a substantial profit on any remaining investment in XPAC at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal not approved and XPAC liquidates without consummating a Business Combination by August 3, 2023, the Sponsor and the other Initial Shareholders will lose their entire investment in XPAC;

•
the fact that the Sponsor paid $6,392,228 for 4,261,485 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal are not approved and we do not consummate a Business Combination by August 3, 2023, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by the Sponsor will be worthless;

•
the fact that the Sponsor and the other Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the fact that the Sponsor and XPAC’s directors and officers will only be reimbursed for any loans extended, fees due or out-of pocket expenses either (i) prior to the consummation of a Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of a Business Combination. As of March 31, 2023, XPAC had cash of $10,640 outside of the Trust Account available for working capital needs. As of March 31, 2023, XPAC owed $569,958 to the Sponsor pursuant to an unsecured non-interest bearing promissory note and other amounts due to the Sponsor;

•
the fact that, if the Trust Account is liquidated in the event XPAC is unable to complete a Business Combination within the required time period, the Sponsor has agreed, subject to certain limitations, to indemnify XPAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share;

•
the fact that the Sponsor and the other Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if XPAC liquidates without completing a Business Combination;

•
the continued indemnification of XPAC’s existing directors and officers and the continuation of director’s and officer’s liability insurance policies maintained by XPAC and any insurance policies to be maintained after consummation of a Sponsor Handover and a Business Combination;

•
the fact that consummation of the Sponsor Handover is conditional on, among other things, approval of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal;

•
the fact that the Sponsor will receive the purchase price of $250,000 from the New Sponsor in respect of the sale of the 4,400,283 Class B Ordinary Shares and 4,261,485 Private Placement Warrants in connection with consummation of the Sponsor Handover, and the Sponsor will receive a reimbursement of $25,000 in respect of legal fees and other expenses incurred by the Sponsor in connection with the transactions contemplated by the Purchase and Sponsor Handover Agreement; and

•
the fact the Sponsor and the independent directors of XPAC (as of the date of this proxy statement) have the potential to make a substantial profit on the remaining interest in XPAC that they hold following consummation of the Sponsor Handover if XPAC subsequently completes a Business Combination.

Vote Required for Approval
The approval of the Name Change Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of at least a two-thirds (2/3) majority of the votes cast by the holders of the issued Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Name Change Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders intend to vote any Ordinary Shares owned by them in favor of the Name Change Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Name Change Amendment Proposal will require the affirmative vote of (i) 12,810,660 (or 58.3%), assuming all issued and outstanding Ordinary Shares are voted, or (ii) 3,660,189 (or 16.7%), assuming only the minimum number of shares representing a quorum are voted, in each case of the 21,961,131 Public Shares outstanding as of the Record Date.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as a special resolution THAT, effective immediately, the name of the Company be changed from XPAC Acquisition Corp. to “Zalatoris II Acquisition Corp” and that the Company’s Memorandum and Articles of Association be amended by replacing each reference to “XPAC Acquisition Corp.” with “Zalatoris II Acquisition Corp”.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT XPAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NAME CHANGE AMENDMENT PROPOSAL.

PROPOSAL NO. 4 — THE LETTER AGREEMENT AMENDMENT PROPOSAL
Overview
The Letter Agreement Amendment Proposal asks XPAC shareholders to approve an amendment to the Letter Agreement to allow the Sponsor to transfer its Class B Ordinary Shares and Private Placement Warrants, directly or indirectly to J. Streicher Holdings, LLC (which we refer to herein as the New Sponsor) or its affiliates prior to the expiration of the applicable lock-up period. In addition, the approval of the Letter Agreement Amendment Proposal is a condition to the consummation of the Sponsor Handover.
Reasons for the Letter Agreement Amendment Proposal
In March 2021, the Sponsor purchased 5,750,000 Class B Ordinary Shares for an aggregate purchase price of $25,000. In May 2021, the Sponsor transferred 30,000 Class B Ordinary Shares to each of Ana Cabral-Gardner, Denis Barros Pedreira and Camilo de Oliveira Tedde, XPAC’s independent directors, at their original per-share purchase price. Up to 750,000 Class B Ordinary Shares were subject to forfeiture by the Sponsor depending on the extent to which the underwriter’s over-allotment option was exercised, so that the number of Class B Ordinary Shares collectively represent 20% of XPAC’s issued and outstanding shares after the IPO. Since the underwriter did not exercise the over-allotment option in full, the Sponsor surrendered 259,717 Class B Ordinary Shares, which were forfeited by XPAC. Therefore, as of the date of this proxy statement, 5,490,283 Class B Ordinary Shares outstanding (all of which are held by the initial shareholders of XPAC). The Articles provide that the Class B Ordinary Shares will automatically convert into Class A Ordinary Shares at the time of a Business Combination, or earlier at the option of the holder, on a one-for-one basis, subject to adjustment pursuant to certain anti-dilution rights.
In addition, the Sponsor also purchased 4,261,485 private placement warrants, each exercisable for one Class A Ordinary Share, for an aggregate purchase price of approximately $6,392,228 in the aggregate, or $1.50 per warrant. Each private placement warrant may be exercised for one XPAC Class A Ordinary Share at a price of $11.50 per share, subject to adjustment.
As a condition to the IPO, the Sponsor, XPAC’s directors and officers (the “Insiders”) and XPAC entered into the Letter Agreement on July 29, 2021. Pursuant to the Letter Agreement, the Sponsor and the Insiders agreed, subject to certain limited exceptions, not to transfer, assign or sell any of the Class B Ordinary Shares until the earlier of (A) one year after the completion of a Business Combination and (B) subsequent to a Business Combination, (x) if the last reported sale price of XPAC Class A Ordinary Shares equals or exceeds $12.00 per share (as adjusted for stock splits, stock reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 120 days after a Business Combination, or (y) the date on which XPAC completes a liquidation, merger, amalgamation, stock exchange, reorganization or other similar transaction that results in all of XPAC’s shareholders having the right to exchange their XPAC Class A Ordinary Shares for cash, securities or other property. In addition, the Sponsor and each Insider also agreed that it, he or she shall not transfer any Private Placement Warrants or Class A Ordinary Shares underlying such warrants until 30 days after the completion of a Business Combination.
Pursuant to the Letter Agreement Amendment, the parties are agreeing that the transfer restrictions on the Class B Ordinary Shares and Private Placement Warrants shall not apply to direct or indirect transfers to J. Streicher Holdings, LLC (which we refer to herein as the New Sponsor) or its affiliates.
As the Letter Agreement was a condition to the IPO, XPAC is seeking shareholder approval to enter into and consummate the Letter Agreement Amendment. In addition, the approval of the Letter Agreement Amendment Proposal is a condition to the consummation of the Sponsor Handover.
If the Letter Agreement Amendment Proposal Is Not Approved
Each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal is conditioned on the approval of each other. Unless each of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Insider Letter Amendment

Proposal are approved at the Shareholder Meeting, the Extension Amendment and the Sponsor Handover will not be implemented.
If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal are not approved, and a Business Combination is not consummated on or before the Original Termination Date, XPAC will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to XPAC (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of the then-outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of XPAC’s remaining shareholders and the Board, liquidate and dissolve, subject in each case of clauses (ii) and (iii) to XPAC’s obligations under Cayman Islands law to provide for claims of creditors and to requirements of other applicable law. There will be no redemption rights or liquidating distributions from the Trust Account with respect to XPAC’s warrants, which will expire worthless in the event XPAC dissolves and liquidates the Trust Account.
Interests of the Sponsor and XPAC’s Directors and Officers
When you consider the recommendation of the Board, XPAC shareholders should be aware that aside from their interests as shareholders, the Sponsor and certain members of the Board and officers of XPAC have interests that are different from, or in addition to, those of other shareholders generally. The Board was aware of and considered these interests, among other matters, in recommending to XPAC shareholders that they approve the Letter Agreement Amendment Proposal. XPAC shareholders should take these interests into account in deciding whether to approve the Letter Agreement Amendment Proposal:
•
the fact that the Sponsor has invested in XPAC an aggregate of $6,417,228, comprising the $25,000 purchase price for 5,490,283 Class B Ordinary Shares and the $6,329,228 purchase price for 4,261,485 Private Placement Warrants. Based on the closing price of the Class A Ordinary Shares on Nasdaq of $10.37 per Class A Ordinary Share on July 7, 2023 (the most recent practicable date prior to the date of this proxy statement), the 5,490,283 Class B Ordinary Shares held by the Sponsor and the other Initial Shareholders would have an implied aggregate market value of $56,934,235. Even if the trading price of the shares of Class A Ordinary Shares were as low as $1.17 per share, the aggregate market value of the Class B Ordinary Shares alone (without taking into account the value of the Private Placement Warrants) would be approximately equal to the initial investment in XPAC by the Sponsor and the other Initial Shareholders. As a result, if a Business Combination is completed, notwithstanding the transfer by the Sponsor of over 80% of its Class B Ordinary Shares and all of the Private Placement Warrants in connection with the Sponsor Handover, the Sponsor is likely to be able to make a substantial profit on any remaining investment in XPAC at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal not approved and XPAC liquidates without consummating a Business Combination by August 3, 2023, the Sponsor and the other Initial Shareholders will lose their entire investment in XPAC;

•
the fact that the Sponsor paid $6,392,228 for 4,261,485 Private Placement Warrants, each of which is exercisable (subject to certain exceptions) 30 days following the closing of a Business Combination for one Class A Ordinary Share at $11.50 per share; if the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and/or the Letter Agreement Amendment Proposal are not approved and we do not consummate a Business Combination by August 3, 2023, then the proceeds from the sale of the Private Placement Warrants will be part of the liquidating distribution to the public shareholders and the warrants held by the Sponsor will be worthless;

•
the fact that the Sponsor and the other Initial Shareholders have agreed not to redeem any Ordinary Shares held by them in connection with a shareholder vote to approve a Business Combination or the Extension Amendment Proposal;

•
the fact that the Sponsor and XPAC’s directors and officers will only be reimbursed for any loans extended, fees due or out-of pocket expenses either (i) prior to the consummation of a Business Combination through funds held outside of the Trust Account or (ii) in connection with or after the consummation of a Business Combination. As of March 31, 2023, XPAC had cash of $10,640 outside of the Trust Account available for working capital needs. As of March 31, 2023, XPAC owed $569,958 to the Sponsor pursuant to an unsecured non-interest bearing promissory note and other amounts due to the Sponsor;

•
the fact that, if the Trust Account is liquidated in the event XPAC is unable to complete a Business Combination within the required time period, the Sponsor has agreed, subject to certain limitations, to indemnify XPAC to ensure that the proceeds in the Trust Account are not reduced below $10.00 per Public Share;

•
the fact that the Sponsor and the other Initial Shareholders have agreed to waive their rights to liquidating distributions from the Trust Account with respect to any Ordinary Shares (other than Public Shares) held by them if XPAC liquidates without completing a Business Combination;

•
the continued indemnification of XPAC’s existing directors and officers and the continuation of director’s and officer’s liability insurance policies maintained by XPAC and any insurance policies to be maintained after consummation of a Sponsor Handover and a Business Combination;

•
the fact that consummation of the Sponsor Handover is conditional on, among other things, approval of the Extension Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal; and

•
the fact that the Sponsor will receive the purchase price of $250,000 from the New Sponsor in respect of the sale of the 4,400,283 Class B Ordinary Shares and 4,261,485 Private Placement Warrants in connection with consummation of the Sponsor Handover, and the Sponsor will receive a reimbursement of $25,000 in respect of legal fees and other expenses incurred by the Sponsor in connection with the transactions contemplated by the Purchase and Sponsor Handover Agreement; and

•
the fact the Sponsor and the independent directors of XPAC (as of the date of this proxy statement) have the potential to make a substantial profit on the remaining interest in XPAC that they hold following consummation of the Sponsor Handover if XPAC subsequently completes a Business Combination.

Vote Required for Approval
The approval of the Letter Agreement Amendment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Letter Agreement Amendment Proposal.
As of the date of this proxy statement, the Initial Shareholders intend to vote any Ordinary Shares owned by them in favor of the Letter Agreement Amendment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Letter Agreement Amendment Proposal will require the affirmative vote of (i) 8,235,425 (or 37.5%), assuming all issued and outstanding Ordinary Shares are voted, or (ii) 1,372,572 (or 6.3%), assuming only the minimum number of shares representing a quorum are voted, in each case of the 21,961,131 Public Shares outstanding as of the Record Date.

Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the amendment (the “Letter Agreement Amendment”) to the Letter Agreement, dated July 29, 2021, by and among XPAC Sponsor LLC (the “Sponsor”), the officers and directors of XPAC and XPAC (the “Letter Agreement”), to allow the Sponsor to transfer its holdings in XPAC, directly or indirectly, to J. Streicher Holdings, LLC (which we refer to herein as the New Sponsor) or its affiliates prior to the expiration of the applicable lock-up be approved, ratified and confirmed in all respects. A copy of the Letter Agreement Amendment is set forth in Annex B to the accompanying proxy statement.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT XPAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF
THE LETTER AGREEMENT AMENDMENT PROPOSAL.

PROPOSAL NO. 5 — THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal asks shareholders to approve the adjournment of the Shareholder Meeting to a later date or dates, or sine die, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal or the Letter Agreement Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that XPAC would not adhere to the continued listing requirements of Nasdaq, or (iii) if XPAC determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.
If the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by XPAC’s shareholders, the Board may not be able to adjourn the Shareholder Meeting to a later date in the event, based on the tabulated votes, there are insufficient votes to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal or the Letter Agreement Amendment Proposal or to allow public shareholders time to reverse their redemption requests in connection with the Extension Amendment. In such events, the Extension Amendment would not be implemented.
Vote Required for Approval
The approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law, being the affirmative vote of at least a majority of the votes cast by the holders of the issued Ordinary Shares, voting as a single class, who are present in person or represented by proxy and entitled to vote thereon, and who vote thereon, at the Shareholder Meeting. Abstentions, and broker non-votes will be considered present for the purposes of establishing a quorum but, as a matter of Cayman Islands law, will not constitute votes cast at the Shareholder Meeting and therefore will have no effect on the approval of the Adjournment Proposal.
As of the date of this proxy statement, the Initial Shareholders intend to vote any Ordinary Shares owned by them in favor of the Adjournment Proposal. As of the date hereof, the Initial Shareholders own approximately 20% of the issued and outstanding Ordinary Shares and have not purchased any Public Shares, but may do so at any time. As a result, in addition to the Initial Shareholders, approval of the Adjournment Proposal will require the affirmative vote of (i) 8,235,425 (or 37.5%), assuming all issued and outstanding Ordinary Shares are voted, or (ii) 1,372,572 (or 6.3%), assuming only the minimum number of shares representing a quorum are voted, in each case of the 21,961,131 Public Shares outstanding as of the Record Date.
Resolution
The full text of the resolution to be voted upon is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the Shareholder Meeting to a later date or dates, or sine die, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Class A Ordinary Shares, par value $0.0001 per share (the “Public Shares”) and Class B Ordinary Shares, par value $0.0001 per share of XPAC represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal or the Letter Agreement Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that XPAC would not adhere to the continued listing requirements of Nasdaq, or (iii) if XPAC determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT XPAC SHAREHOLDERS VOTE “FOR” THE APPROVAL OF
THE ADJOURNMENT PROPOSAL.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a discussion of certain material U.S. federal income tax considerations generally applicable to U.S. Holders and Non-U.S. Holders (each as defined below, and together, “Holders”) that elect to have their Public Shares redeemed for cash if the Extension Amendment Proposal is approved and implemented. This discussion applies only to Public Shares that are held as a capital asset for U.S. federal income tax purposes (generally, property held for investment). For purposes of this discussion, because the components of a Unit are generally separable at the option of the holder, the holder of a Unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying Public Share and Public Warrant components of the Unit, and the discussion below with respect to actual Holders of Public Shares also should apply to holders of Units (as the deemed owners of the underlying Public Shares that form part of the Units).
This discussion does not describe all of the U.S. federal income tax consequences that may be relevant to Holders in light of their particular circumstances, including the alternative minimum tax, the special accounting rules under Section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or the Medicare tax on investment income, or the consequences to Holders subject to special rules, including:
•
our Sponsor, directors and officers and their respective affiliates;

•
financial institutions, insurance companies or other financial services entities;

•
broker-dealers or other persons that are subject to the mark-to-market method of accounting;

•
tax-exempt organizations, qualified retirement plans, individual retirement accounts or other tax deferred accounts;

•
governments or agencies or instrumentalities thereof;

•
regulated investment companies or real estate investment trusts;

•
expatriates or former long-term residents of the United States;

•
persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

•
persons that acquired Public Shares pursuant to an exercise of employee share options or otherwise as compensation;

•
persons that hold Public Shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

•
persons whose functional currency is not the U.S. dollar; or

•
persons that are subject to the applicable financial statement accounting rules under Section 451(b) of the Code.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes), nor does it address any aspects of U.S. state or local or non-U.S. taxation.
We have not and do not intend to seek any rulings from the Internal Revenue Service (the “IRS”) regarding the exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.
This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our securities through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds Public Shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any Public Shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of an exercise of redemption rights to them.
EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER, AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.
U.S. Holders
As used herein, a “U.S. Holder” is a beneficial owner of a Public Share that is, for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia;

•
an estate whose income is subject to U.S. federal income tax regardless of its source; or

•
a trust if (1) a U.S. court can exercise primary supervision over the administration of such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a United States person.

Redemption Treated as Sale or Distribution
Subject to the PFIC rules discussed below under “PFIC Considerations,” if a U.S. Holder’s Public Shares are redeemed pursuant to the redemption provisions described in this proxy statement, the U.S. federal income tax consequences to such U.S. Holder will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code.
If the redemption qualifies as a sale of Public Shares, a U.S. Holder will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” If the redemption does not qualify as a sale of Public Shares, a U.S. Holder will be treated as receiving a distribution with the tax consequences described below under the section entitled “Taxation of Distributions.”
The redemption of Public Shares will generally qualify as a sale of the Public Shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.
For purposes of such tests, a U.S. Holder takes into account not only Ordinary Shares actually owned by such U.S. Holder, but also Ordinary Shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to Ordinary Shares owned directly, Ordinary Shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any Ordinary Shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the Public Warrants.
The redemption of Public Shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of our outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of our outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to a Business Combination, however, the Public Shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the Ordinary Shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the Ordinary Shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of shares owned by certain family members and such U.S. Holder does not constructively own any other shares. The redemption of Public Shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”
If none of the foregoing tests is satisfied, then the redemption of Public Shares will be treated as a distribution to the redeemed holder and the tax effects to such U.S. Holder will be as described below under the section entitled “Taxation of Distributions.” After the application of those rules, any remaining tax basis of the U.S. Holder in the redeemed Public Shares will be added to such holder’s adjusted tax basis in its remaining shares, or, if it has none, to such holder’s adjusted tax basis in its warrants or possibly in other shares constructively owned by it.
U.S. Holders should consult their tax advisors as to the tax consequences of a redemption, including any special reporting requirements.
Taxation of Distributions
Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a distribution, such distribution will generally be treated a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Such dividends will be taxable to a corporate U.S. Holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations. With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if Public Shares are readily tradable on an established securities market in the United States, provided that we are not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to Public Shares.
Distributions in excess of current and accumulated earnings and profits will generally constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Public Shares. Any remaining excess will be treated as gain realized on the sale or other disposition of the Public Shares and will be treated as described below under the section entitled “Taxation of Sale or Other Taxable Disposition of Public Shares.” However, we do not currently maintain calculations of our earnings and profits in accordance with U.S. federal income tax principles. U.S. Holders should therefore assume that any amounts treated as a distribution as a result of a redemption of Public Shares will be reported as dividend income.
Taxation of Sale or Other Taxable Disposition of Public Shares
Subject to the PFIC rules discussed below under “PFIC Considerations,” if the redemption of a U.S. Holder’s Public Shares is treated as a sale or other taxable disposition, as discussed above, a U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount realized and (ii) the U.S. Holder’s adjusted tax basis in the Public Shares redeemed.
Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the Public Shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Public Shares described in this proxy statement may prevent the holding period of the Public Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations. U.S. Holders who hold different blocks of Public Shares (Public Shares purchased or acquired on different dates or at different prices) should consult their tax advisor to determine how the above rules apply to them.
PFIC Considerations
Very generally, a foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (a “PFIC”) for U.S. federal income tax purposes if either (i) at least 75% of its gross income in a taxable year is passive income, or (ii) at least 50% of its assets in a taxable year (ordinarily, but subject to exceptions, determined based on fair market value and averaged quarterly over the year) are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of assets giving rise to passive income.
Because XPAC is a blank check company with no current active business, based upon the composition of its income and assets, and upon a review of its financial statements, it is anticipated that XPAC was a PFIC for its taxable years ended December 31, 2021 and December 31, 2022, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).
For a U.S. Holder whose Public Shares are redeemed (a “Redeeming U.S. Holder”), if we are determined to be a PFIC and the Redeeming U.S. Holder did not make either a timely “qualified electing fund” (“QEF”) election with respect to its Public Shares for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) Public Shares or a timely “mark to market” election, in each case as described below, such Holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its Public Shares; and

•
any “excess distribution” made to the U.S. Holder (generally, any actual or constructive distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of the Ordinary Shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for the Ordinary Shares).

Under these special rules:
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the Public Shares;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the Redeeming U.S. Holder in respect of the tax attributable to each such other taxable year described in the immediately preceding clause of the Redeeming U.S. Holder.

In general, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares by making a timely QEF election (if eligible to do so) in the first year in which we were a PFIC that is included in such U.S. Holder’s holding period in respect of our shares to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.

The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
A Redeeming U.S. Holder’s ability to make a QEF Election with respect to XPAC is contingent upon, among other things, the provision by XPAC of a “PFIC Annual Information Statement” to such Redeeming U.S. Holder. There is no assurance, however, that we would timely provide such required information.
If a Redeeming U.S. Holder has made a QEF election with respect to our Public Shares, and the special tax and interest charge rules do not apply to such Public Shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such Public Shares, as described above), any gain recognized on the sale of our Public Shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata Public Shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s Public Shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning Public Shares in a QEF.
A determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held Public Shares while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such Public Shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such Public Shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. However, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our Public Shares, the PFIC rules discussed above will continue to apply to such Public Shares unless the holder makes a “purging election” and pays the tax and interest charge with respect to the gain inherent in such Public Shares attributable to the pre-QEF election period.
The impact of the PFIC rules on a Redeeming U.S. Holder may also depend on whether the Redeeming U.S. Holder has made a “mark to market” election under Section 1296 of the Code. Redeeming U.S. Holders that hold (directly or constructively) stock of a foreign corporation that is classified as a PFIC may annually elect to mark such stock to its market value if such stock is regularly traded on an established exchange (a “mark-to-market election”). No assurance can be given that the Public Shares are considered to be regularly traded for purposes of the mark-to-market election or whether the other requirements of this election are satisfied. If such an election is available and has been made for the first taxable year in which we were a PFIC and in which the U.S. Holder held our shares, such Redeeming U.S. Holders will generally not be subject to the special PFIC taxation rules discussed above as long as such shares continue to be treated as regularly traded on an established exchange. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its Public Shares at the end of its taxable year over the adjusted basis in its Public Shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its Public Shares over the fair market value of its Public Shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its Public Shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the Public Shares will be treated as ordinary income. However, if the mark-to-market election is made by a Redeeming U.S. Holder after the beginning of the holding period for the PFIC stock, then the special PFIC taxation rules described above will apply to certain dispositions of, distributions on and other amounts taxable with respect to the Public Shares.
A Redeeming U.S. Holder that owns (or is deemed to own) Public Shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621 (whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
THE APPLICATION OF THE PFIC RULES IS EXTREMELY COMPLEX. U.S. HOLDERS WHO ARE CONSIDERING PARTICIPATING IN THE REDEMPTION SHOULD CONSULT WITH THEIR TAX ADVISORS CONCERNING THE APPLICATION OF THE PFIC RULES (INCLUDING WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION, OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION) IN THEIR PARTICULAR CIRCUMSTANCES.
Non-U.S. Holders
As used herein, a “Non-U.S. Holder” is a beneficial owner of a Public Share that is not a U.S. Holder.
Redemption
The U.S. federal income tax characterization of the redemption of a Non-U.S. Holder’s Public Shares (i.e. whether such redemption is treated as a sale or a distribution) will be determined under the same tests described above under “U.S. Holders — Redemption Treated as Sale or Distribution.” A Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividend income received, as applicable, as a result of the redemption of its Public Shares unless such gain or dividend income is effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Non-U.S. Holder).
Information Reporting and Backup Withholding
Dividend payments with respect to the Public Shares and proceeds from the sale, exchange or redemption of the Public Shares may be subject to information reporting to the IRS and possible backup withholding. Backup withholding will not apply, however, to a U.S. Holder who furnishes a correct taxpayer identification number and makes other required certifications, or who is otherwise exempt from backup withholding and establishes such exempt status. A Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its non-U.S. status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Backup withholding is not an additional tax. Amounts withheld as backup withholding may be credited against a Holder’s U.S. federal income tax liability, and a Holder generally may obtain a refund of any excess amounts withheld under the backup withholding rules by timely filing the appropriate claim for refund with the IRS and furnishing any required information. Holders are urged to consult their own tax advisors regarding the application of backup withholding and the availability of and procedure for obtaining an exemption from backup withholding in their particular circumstances.

BUSINESS OF XPAC AND CERTAIN INFORMATION ABOUT XPAC
References in this section to “we,” “XPAC,” “our” or “us” refer to XPAC Acquisition Corp.
XPAC is a blank check company incorporated on March 11, 2021, as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination involving XPAC with one or more businesses or entities. XPAC has not engaged in any operations nor generated any revenue to date. Based on its business activities, XPAC is a “shell company” as defined under the Exchange Act because XPAC has no operations and nominal assets consisting almost entirely of cash. For additional information, see the information set forth under the caption “Item 1. Business” in XPAC’s Annual Report on Form 10-K for the year ended December 31, 2022, as filed with the SEC on March 31, 2023.

BENEFICIAL OWNERSHIP OF SECURITIES
The following table sets forth information regarding the beneficial ownership of Ordinary Shares as of the date of this proxy statement with respect to the beneficial ownership of shares of Ordinary Shares, by:
•
each person known by XPAC to be the beneficial owner of more than 5% of XPAC’s outstanding Class A Ordinary Shares or Class B Ordinary Shares;

•
each of XPAC’s executive Directors and Officers; and

•
all XPAC’s executive Directors and Officers as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if such person possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.
In the table below, percentage ownership is based on 27,451,414 Ordinary Shares, consisting of (i) 21,961,131 Class A Ordinary Shares and (ii) 5,490,283 Class B Ordinary Shares, issued and outstanding as of the date of this proxy statement. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares are entitled to one vote for each share held on all matters to be voted on by shareholders and vote together as a single class, except as required by law; provided, that, prior to a Business Combination, holders of Class B Ordinary Shares will have the right to appoint all of our directors and remove members of the Board for any reason, and holders of Class A Ordinary Shares will not be entitled to vote on the appointment of directors during such time. All of the Class B Ordinary Shares are convertible into Class A Ordinary Shares on a one-for-one basis.
Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all Ordinary Shares beneficially owned by them. The table below does not include the Class A Ordinary Shares underlying the Private Placement Warrants held by the Sponsor because the Private Placement Warrants are not exercisable within 60 days of the date of this proxy statement.
	Class A Ordinary Shares		Class B Ordinary Shares(1)
	Number of Shares Beneficially Owned	Approximate Percentage of Class A Ordinary Shares	Number of Shares Beneficially Owned	Approximate Percentage of Class B Ordinary Shares	Approximate Percentage of Ordinary Shares
Name and Address of Beneficial Owner(1)
XPAC Sponsor LLC (the Sponsor)(3)	—	—	5,400,283	98.4%	19.7%
XP Inc.(4)	2,109,257	9.6%	—	—	7.7%
TRUXT Investimentos Ltda(5).	1,949,957	8.9%	—	—	7.1%
Aristeia Capital, L.L.C.(6)	1,930,176	8.8%	—	—	7.0%
Glazer Capital, LLC(7)	2,181,000	9.9%			7.9%
Chu Kong	—	—	—	—	—
Guilherme Teixeira	—	—	—	—	—
Fabio Kann	—	—	—	—	—
Marcos Peixoto	—	—	—	—	—
Denis Pedreira	—	—	30,000	*	*
Ana Cabral-Gardner	—	—	30,000	*	*
Camilo Tedde	—	—	30,000	*	*
All directors and officers as a group (7 individuals)	—	—	90,000	1.6%	*

*
Less than 1%.

(1)
Class B Ordinary Shares convert into Class A Ordinary Shares on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” in XPAC’s prospectus filed with the SEC pursuant to Rule 424(b)(4) (File No. No. 333-256097).

(2)
Unless otherwise noted, the business address of each of our shareholders is c/o XPAC Sponsor LLC, 55 West 46th Street, 30th Floor, New York, NY 10036.

(3)
XPAC Sponsor LLC, the Sponsor, is the record holder of the Class B ordinary shares reported herein. The sole member of the Sponsor, XP Inc., by virtue of its control over the Sponsor, may be deemed to beneficially own shares held by the Sponsor.

(4)
Includes (i) 5,400,283 Class B ordinary shares held by XPAC Sponsor LLC that are convertible for Class A ordinary shares; (ii) 1,222,500 Class A ordinary shares held by Trend XPAC Fundo de Acoes Investimento no Exterior, which is a fund managed by an affiliate of XP Inc.; (iii) 847,709 Class A ordinary shares held by Brazil International Fund SPC — LB International Fund CS, which is a fund managed by an affiliate of XP Inc.; (iv) 37,247 Class A ordinary shares held by XP Long Term FIM IE, which is a fund managed by an affiliate of XP Inc.; and (v) 1,801 Class A ordinary shares held by XP Long Term Equity Institucional Master FIA, which is a fund managed by an affiliate of XP Inc.

(5)
This information is based solely on the Schedule 13G/A filed with the SEC on January 31, 2023 on behalf of TRUXT Investimentos Ltda. (“TRUXT”), TRUXT Brazil Long Bias and Bruno de Godoy Garcia (“Mr. Garcia”). TRUXT and Mr. Garcia have shared voting and dispositive power over 1,949,957 Class A ordinary shares. Mr. Garcia is the Chief Investment Officer and a controlling person of TRUXT. TRUXT is the investment manager, and Mr. Garcia is the portfolio manager, of TRUXT Brazil Long Bias, a Cayman Islands corporation. TRUXT, Mr. Garcia and TRUXT Brazil Long Bias may be deemed to share voting and dispositive power with respect to 1,720,832 Class A ordinary shares held by TRUXT Brazil Long Bias. The business address of each of TRUXT, TRUXT Brazil Long Bias and Mr. Garcia is Av. Ataulfo de Paiva, 153, 6th Floor, Leblon, Rio de Janeiro, RJ, 22440-032 Brazil.

(6)
This information is based solely on the Schedule 13G filed with the SEC on February 14, 2023 on behalf of Aristeia Capital, L.L.C. Aristeia Capital, L.L.C. is the investment manager of, and has voting and investment control with respect to 1,930,176 Class A ordinary shares held by, one or more private investment funds. The business address of Aristeia Capital, L.L.C. is One Greenwich Plaza, 3rd Floor, Greenwich, CT 06830.

(7)
This information is based solely on the Schedule 13G filed with the SEC on February 14, 2023 on behalf of Glazer Capital, LLC (“Glazer Capital”) and Paul J. Glazer (“Mr. Glazer”). Glazer Capital and Mr. Glazer have shared voting and dispositive power over 2,181,000 Class A ordinary shares. Glazer Capital is a Delaware limited liability company and reported the Class A ordinary shares held by certain funds and managed accounts to which Glazer Capital serves as investment manager (collectively, the “Glazer Funds”). Mr. Glazer (“Mr. Glazer”) serves as the Managing Member of Glazer Capital. The business address of each Glazer Capital and Mr. Glazer is 250 West 55th Street, Suite 30A, New York, New York 10019.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved and implemented, we anticipate that XPAC will hold another extraordinary general meeting before the Articles Extension Date to consider and vote upon approval of a Business Combination. If the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal and the Letter Agreement Amendment Proposal are not approved and a Business Combination is not consummated by August 3, 2023, in accordance with the Articles, XPAC will dissolve and liquidate.

HOUSEHOLDING INFORMATION
Unless XPAC has received contrary instructions, XPAC may send a single copy of this proxy statement to any household at which two or more shareholders reside if XPAC believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce XPAC’s expenses. However, if shareholders prefer to receive multiple sets of XPAC’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of XPAC’s disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at 55 West 46 Street, 30th Floor, New York, NY 10036, United States, to inform us of his or her request; or

•
if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
XPAC files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as emended. You may access information on XPAC at the SEC website, which contains reports, proxy statements and other information, at: http://www.sec.gov.
This proxy statement is available without charge to shareholders of XPAC upon written or oral request. If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Shareholder Meeting, you should contact XPAC in writing at the offices of XPAC located at 55 West 46th Street, 30th Floor, New York, NY 10036, United States, or by telephone at +1 (646) 664-0501.
If you have questions about the proposals or this proxy statement, would like additional copies of this proxy statement, or need to obtain proxy cards or other information related to the proxy solicitation, please contact Morrow Sodali, XPAC’s proxy solicitor, by calling (800) 662-5200 (toll-free), or banks and brokers can call (203) 658-9400, or by emailing xpax.info@investor.morrowsodali.com. You will not be charged for any of the documents that you request.
To obtain timely delivery of the documents, you must request them no later than five business days before the date of the Shareholder Meeting, or no later July 20, 2023.

ANNEX A: PROPOSED AMENDMENTS TO THE
AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
OF XPAC ACQUISITION CORP.
RESOLUTIONS OF THE SHAREHOLDERS OF XPAC ACQUISITION CORP. (THE “COMPANY”)
FIRST, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
a)
Article 49.7 of the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) be deleted in its entirety and replaced with the following new Article 49.7:

“In the event that the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (or up to 36 months without another shareholder vote if such date is extended by the Company (acting by the Directors) as set forth below), or such later time as the Members may approve in accordance with the Articles, the Company shall: (a) cease all operations except for the purpose of winding up; (b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company (less taxes payable and up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then Public Shares in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and (c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in each case to its obligations under Cayman Islands law to provide for claims of creditors and other requirements of Applicable Law.
Notwithstanding the foregoing or any other provisions of the Articles, in the event that the Company has not consummated a Business Combination within 24 months from the closing of the IPO, the Company may, without another shareholder vote, elect to extend the date to consummate the Business Combination on a monthly basis for up to twelve times by an additional one month each time after the twenty-fourth (24th) month from the closing of the IPO, by resolution of the Directors, until 36 months from the closing of the IPO, on such terms as have been notified to the Members prior to the adoption of the Articles.”
b)
Article 49.8 of the Company’s Articles be deleted in its entirety and replaced with the following new Article 49.8:

“In the event that any amendment is made to the Articles: (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or redeem 100% of the Public Shares if the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (or up to 36 months if such date is extended), or such later time as the Members may approve in accordance with the Articles; or (b) with respect to any other provision relating to Members’ rights or pre-Business Combination activity, each holder of Public Shares who is not the Sponsor, a Founder, Officer or Director shall be provided with the opportunity to redeem their Public Shares upon the approval or effectiveness of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes, divided by the number of then outstanding Public Shares.”
SECOND, RESOLVED, as a special resolution THAT, effective immediately, the Amended and Restated Memorandum and Articles of Association of the Company be amended by:
a)
Article 49.5 of the Company’s Articles be deleted in its entirety and replaced with the following new Article 49.5:

“Any Member holding Public Shares who is not the Sponsor, a Founder, Officer or Director may, in connection with any vote on a Business Combination, elect to have their Public Shares redeemed

Annex A-1

for cash, in accordance with any applicable requirements provided for in the related proxy materials (the “IPO Redemption”), provided that no such Member acting together with any Affiliate of their or any other person with whom they are acting in concert or as a partnership, limited partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares in the aggregate without the prior consent of the Company and provided further that any beneficial holder of Public Shares on whose behalf a redemption right is being exercised must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. If so demanded, the Company shall pay any such redeeming Member, regardless of whether they are voting for or against such proposed Business Combination, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of the Business Combination, including interest earned on the Trust Account (such interest shall be net of taxes payable) and not previously released to the Company to pay its taxes, divided by the number of then issued Public Shares (such redemption price being referred to herein as the “Redemption Price”), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.”
b)
Article 49.2 of the Company’s Articles be deleted in its entirety and replaced with the following new Article 49.2:

“Prior to the consummation of a Business Combination, the Company shall either:
(a)
submit such Business Combination to its Members for approval; or

(b)
provide Members with the opportunity to have their Shares repurchased by means of a tender offer for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two business days prior to the consummation of such Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of then issued Public Shares. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.”

c)
Article 49.4 of XPAC’s Articles be deleted in its entirety and replaced with the following new Article 49.4:

“At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.”
THIRD, RESOLVED, as a special resolution THAT, effective immediately, the name of the Company be changed from XPAC Acquisition Corp. to “Zalatoris II Acquisition Corp” and that the Company’s Memorandum and Articles of Association be amended by replacing each reference to “XPAC Acquisition Corp.” with “Zalatoris II Acquisition Corp”.
FOURTH, RESOLVED, as an ordinary resolution, that the amendment (the “Letter Agreement Amendment”) to the Letter Agreement, dated July 29, 2021, by and among XPAC Sponsor LLC (the “Sponsor”), the officers and directors of XPAC and XPAC (the “Letter Agreement”), to allow the Sponsor to transfer its holdings in XPAC, directly or indirectly, to J. Streicher Holdings, LLC (which we refer to herein as the New Sponsor) or its affiliates prior to the expiration of the applicable lock-up be approved, ratified and confirmed in all respects. A copy of the Letter Agreement Amendment is set forth in Annex B to the accompanying proxy statement.

Annex A-2

ANNEX B: PROPOSED AMENDMENT TO THE LETTER AGREEMENT
This AMENDMENT TO LETTER AGREEMENT (this “Amendment”), dated as of July 27, 2023, is entered into by and between XPAC Acquisition Corp., a Cayman Islands exempted company (the “Company”), XPAC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”) and each of the undersigned (the “Insiders”). The Company, the Sponsor and the Insiders shall be referred to herein from time to time collectively as the “Parties” and individually as a “Party.”
RECITALS
WHEREAS, the Company, the Sponsor and the Insiders are party to that certain Letter Agreement, dated as of July 29, 2021 (the “Letter Agreement”);
WHEREAS, the Parties wish to amend the Letter Agreement as set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, each intending to be legally bound, hereby agree as follows:
1.   Defined Terms and Rules of Interpretation.   Except as otherwise expressly provided herein, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Letter Agreement after giving effect to this Amendment.
2.   Amendments to Transfer of Founder Shares and Private Placement Warrants Provisions.   A new Section 7(d) is hereby added to the Letter Agreement as follows:
“Notwithstanding any other provision of this Letter Agreement, the Transfer of Founder Shares or Private Placement Warrants, directly or indirectly, to J. Streicher Holdings, LLC or its affiliates shall not be restricted by this Section 7.”
3.   Governing Law and Jurisdiction.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Amendment shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.
4.   Miscellaneous.   Except to the extent specifically amended or superseded by the terms of this Amendment, all of the provisions of the Letter Agreement shall remain in full force and effect to the extent in effect on the date hereof. This Amendment shall be governed by, and otherwise construed in accordance with, the terms of the Letter Agreement, as though the other provisions of this Amendment were set forth in the Letter Agreement. The Letter Agreement, as modified by this Amendment, constitutes the entire agreement between the Parties and supersedes any prior written or oral agreements, writings, communications or understandings with respect to the subject matter hereof. This Amendment may be executed in counterparts (including by means of facsimile or scanned and emailed signature pages), any one of which need not contain the signatures of more than one Party, but all such counterparts taken together shall constitute one and the same agreement. Any notice, consent or request to be given in connection with any of the terms or provisions of this Amendment shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile or other electronic transmission.
[Signature Page Follows]

Annex B-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Letter Agreement as of the date first written above.
XPAC SPONSOR LLC
By:

Name:
Title:
XPAC ACQUISITION CORP.
By:

Name:
Title:

Name: Chu Chiu Kong

Name: Guilherme Teixeira

Name: Fabio Kann

Name: Marcos Peixoto

Name: Ana Cabral-Gardner

Name: Denis Pedreira

Name: Camilo de Oliveira Tedde

[Signature Page to Amendment to Letter Agreement]

Annex B-2

XPAC ACQUISITIONCORP.PLEASE DO NOT RETURN THE PROXY CARDIF YOU ARE VOTING ELECTRONICALLY.22671 YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.IMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailVote by Internet - QUICK EASY FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED INTERNET –www.cstproxyvote.comUse the Internet to vote your proxy. Haveyour proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the extraordinary general meeting virtually online, you will need your 12 digit control number to vote electronically at the extraordinary general meeting. To attend:https://www.cstproxy.com/xpacaquisition/2023.MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time,on July 26, 2023.CONTROL NUMBERSignature______________________________Signature, if held jointly__________________________________Date_____________, 2023Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.PROXY CARDTHE BOARD OF DIRECTORS OF XPAC ACQUISITION CORP. RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1, PROPOSAL NO. 2, PROPOSAL NO. 3, PROPOSAL NO. 4 AND PROPOSAL NO. 5.Please markyour voteslike thisXProposal No. 1 — The Extension Amendment Proposal — A proposal to amend, by way of special resolution, XPAC’s amended and restated memorandum and articles of association (the “Articles”), as set forth in Annex A of the accompanying Proxy Statement to extend the date (the “Termination Date”) by which XPAC has to consummate a Business Combination from August 3, 2023 (the date which is 24 months from the closing date of XPAC’s initial public offering (the “IPO”) (the “Original Termination Date”) on a monthly basis for up to twelve times by an additional one month each time after the Original Termination Date, by resolution of XPAC’s board of directors (the “Board”), up to August 3, 2024 (the date which is 36 months from the closing date of the XPAC’s IPO), or a total of up to twelve months after the Original Termination Date, unless the closing of a Business Combination shall have occurred prior thereto or such earlier date as determined by the Board, pursuant to the resolution set forth in Proposal No. 1 in the accompanying Proxy Statement.Proposal No. 2 — The Redemption Limitation Amendment Proposal — To amend, by way of special resolution, the XPAC’s Articles, as provided by the second resolution in the form set forth in Annex A to the accompanying proxy statement (the “Redemption Limitation Amendment”) to eliminate from the Articles the limitation that XPAC shall not redeem XPAC’s Class A ordinary shares, par value $0.0001 per share included as part of the units sold in the IPO (including any shares issued in exchange thereof, the “Public Shares”) to the extent that such redemption would cause XPAC’s net tangible assets to be less than $5,000,001, pursuant to the resolution set forth in Proposal No. 2 in the accompanying Proxy Statement.Proposal No. 3 — The Name Change Amendment Proposal — To amend, by way of special resolution, XPAC’s Memorandum and Articles, as provided by the third resolution in the form set forth in Annex A to the accompanying Proxy Statement to change the name of XPAC from “XPAC Acquisition Corp.” to “Zalatoris II Acquisition Corp”, pursuant to the resolution set forth in Proposal No. 3 in the accompanying Proxy Statement.Proposal No. 4 — The Letter Agreement Amendment Proposal — To amend, by way of ordinary resolution, the Letter Agreement, dated July 29, 2021, by and among XPAC Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor”), the officers and directors of XPAC and XPAC (the “Letter Agreement”), to allow the Sponsor to transfer its holdings in XPAC, directly or indirectly, to J. Streicher Holdings, LLC or its affiliates prior to the expiration of the applicable lock-up (the “Letter Agreement Amendment”). A copy of the Letter Agreement Amendment is set forth in Annex B to the accompanying proxy statement, pursuant to the resolution set forth in Proposal No. 4 in the accompanying Proxy Statement.Proposal No. 5 — The Adjournment Proposal — To adjourn, by way of ordinary resolution, the Shareholder Meeting to a later date or dates, or sine die, if necessary, (i) to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Shareholder Meeting, there are insufficient Ordinary Shares represented (either in person or by proxy) to approve the Extension Amendment Proposal, the Redemption Limitation Amendment Proposal, the Name Change Amendment Proposal or the Letter Agreement Amendment Proposal, (ii) if the holders of Public Shares have elected to redeem an amount of shares in connection with the Extension Amendment such that XPAC would not adhere to the continued listing requirements of the Nasdaq Stock Market LLC, or (iii) if XPAC determines before the Shareholder Meeting that it is not necessary or no longer desirable to proceed with the other proposals, pursuant to the resolution set forth in Proposal No. 5 in the accompanying Proxy Statement.FORAGAINSTABSTAINFORAGAINSTABSTAINFORAGAINSTABSTAINFORAGAINSTABSTAINFORAGAINSTABSTAIN

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting to be held at 9.30 a.m.,Eastern Time on July 27, 2023:Notice of extraordinary general meeting andthe accompanying Proxy Statement are available athttps://www.cstproxy.com/xpacaquisition/2023.The undersigned hereby acknowledges receipt of the notice and Proxy Statement, dated July 10, 2023 in connection with the Extraordinary General Meeting to be held at 9.30 a.m., Eastern Time on July 27, 2023, for the sole purpose of considering and voting upon the following proposals, and herby appoints Chu Chiu Kong, Guilherme Teixeira and Fabio Kann, and each of them (with full power to act alone). The attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the ordinary shares of XPAC Acquisition Corp. (“XPAC”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting, and at any adjournments thereof with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are real and each of them is instructed to vote or act as follows on the proposals set forth in the Proxy Statement.THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR ORDINARY SHARES WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE.(Continued and to be marked, dated and signed on reverse side)XPAC ACQUISITION CORP.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD